UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds
Nuveen Equity Funds

Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	—	NSIEX
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	—	NSGIX
Nuveen Symphony Low Volatility Equity Fund	NOPAX	NOPCX	—	NOPFX	NOPRX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	—	NCCIX
Nuveen Symphony Small Cap Core Fund	NSSAX	NSSCX	—	—	NSSIX

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Table
of Contents

NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.
Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.
Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.
The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
November 22, 2017

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Portfolio Managers’
Comments
Nuveen Symphony International Equity Fund
Nuveen Symphony Large-Cap Growth Fund
Nuveen Symphony Low Volatility Equity Fund
Nuveen Symphony Mid-Cap Core Fund
Nuveen Symphony Small Cap Core Fund
These Funds feature portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen, LLC. Gunther Stein, who serves as the firm’s Chief Investment Officer and Chief Executive Officer, Ross Sakamoto, CFA, and Marc Snyder manage all five Funds. Gabriel Mass, CFA is also portfolio manager of the Nuveen Symphony International Equity Fund.
Here the portfolio managers discuss economic and financial market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended September 30, 2017.
What factors affected the U.S. economy, domestic and global markets during the twelve-month reporting period ended September 30, 2017?
The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.
Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.
With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also an

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
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Portfolio Managers’ Comments (continued)
nounced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.
While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.
Equity markets continued their strong performance. The S&P 500® Index closed above 2500 for the first time ever on September 15th and ultimately advanced 18.61% for the reporting period. Growth stocks continued to beat out value across the capitalization spectrum. The Russell 1000® Growth Index has advanced 21.94% versus Russell 1000® Value Index which returned 15.12% for the reporting period. We saw signs of the “risk-on” environment returning as evidenced by stronger smaller company stock performance. The small-cap focused Russell 2000® Index gained 20.74% during the reporting period. International markets again outpaced U.S. markets. The emerging market stocks posted a healthy 22.91% increase during the reporting period as measured by the MSCI Emerging Markets Index and developed markets, as measured by the MSCI EAFE Index, advanced 19.65%.
How did the Funds perform during the twelve-month reporting period ended September 30, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and Lipper average. A more detailed account of each Fund’s performance is provided later in this report.
What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2017?
Nuveen Symphony International Equity Fund
The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. The Fund invests at least 80% of the sum of its net assets in non-U.S. equity securities and primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries. The portfolio managers build portfolios with the assistance of quantitative tools, seeking to maximize upside potential while maintaining the risk profile of the strategy. Macro-economic and asset class views are taken into consideration. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, overweight positions in Japan and Hong Kong as well as underweight positions in the United Kingdom and Australia contributed positively to performance versus the benchmark. Individual sectors that contributed positively to performance included an overweight in the materials sector as well as underweights in the consumer staples and health care sectors, while an underweight in the financial sector detracted from performance.
Individual positions that contributed to Fund performance included the consumer discretionary holding Fiat Chrysler Automobiles (FCA). FCA announced earnings results for each quarter in FY 2017 that beat expectations. In October 2016 the company raised FY 2016 guidance after reporting fiscal Q3 2016 results and then raised guidance again in April 2017 after reporting fiscal Q1 2017 re
6      NUVEEN

sults. Also contributing to performance was German financial holding Allianz AG. The company reported fiscal Q1 and Q2 2017 earnings above expectations and also raised FY 2017 guidance in both August and November 2017. Lastly, German utilities holding Uniper SE contributed to performance. The company’s quarterly financial results throughout FY 2017 exceeded expectations and management reaffirmed its plan to increase the company’s dividend.
Several individual positions detracted from Fund performance during the reporting period, including Japanese utility Toho Gas Co Ltd. The company underperformed after it reduced FY 2017 guidance in January due to the impact of a weaker yen and higher fuel costs. Korea Electric Power Corporation also detracted from performance during the reporting period. A Korean Congressional committee recommended cutting the residential electricity tariff, which would negatively impact the company’s revenue. This news, as well as ongoing debate surrounding the cost of electricity ahead of the country’s Presidential election in May 2017 pressured the stock’s performance. Lastly, materials sector holding Umicore SA detracted from performance. The company reported weaker-than-expected metals recycling margins as well as higher capital expenditures.
Nuveen Symphony Large-Cap Growth Fund
The Fund’s Class A Shares at NAV underperformed the Lipper Large-Cap Growth Funds Classification Average and the Russell 1000® Growth Index during the reporting period.
The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.
The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell 1000® Growth Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. Seeking to provide consistent long-term outperformance, the Fund utilizes a multi-faceted process. The portfolio invests in high quality companies with strong growth potential and attractive valuations, seeking to maximize upside potential while maintaining a style-pure risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, stock selection in the industrials, telecommunication services and financial sectors contributed positively to relative performance. In the industrial sector, shares of aerospace and defense firm Boeing Company rose steadily throughout the reporting period. Particularly in January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits beat analysts’ estimates. Company management also lifted guidance again for 2017 based on aggressive cost cutting, improved productivity and optimism surrounding President Trump’s pro-business agenda. Investors are also likely anticipating that Boeing will benefit from increased U.S. defense spending. Also contributing to performance was health care holding, Anthem Inc. This health care insurance company performed well during the reporting period, as the company has continued to grow earnings in spite of the potential repeal of the Affordable Care Health Act. The company has benefitted in part by increased membership in its government business, which sells Medicaid and Medicare plans. Lastly, our holdings in Southwest Airlines Co. contributed to performance. Valuation has been attractive for this airline versus its peers and they experienced improved pricing and capacity simultaneously, which helped spur the stock higher.
Stock selection in the information technology and consumer discretionary sectors negatively impacted the Fund’s relative performance during the reporting period and contributed to the Fund’s underperformance versus the benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (i.e. crypto currency, bit coin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. The stock was up materially during the reporting period, as other growth drivers were extremely strong. Individual positions that detracted included consumer discretionary holding O’Reilly Automotive Inc. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors as winter weather hurt consumer demand during the first quarter of 2017 and rumors of Amazon entering the space created softness in the stock. We will remain patient and may add to the stock as valuation becomes more attractive. Additionally, consumer discretionary holding Macy’s, Inc. detracted from performance. The company reported disappointing same store sales and earnings. Macy’s is among a parade of retailers shutting stores and cutting jobs as shoppers increasingly opt to make purchases online.
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Portfolio Managers’ Comments (continued)
Nuveen Symphony Low Volatility Equity Fund
The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to produce long-term returns superior to the market with lower absolute volatility than the broad equity market. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with varying market capitalizations.
The Fund is constructed of primarily large-capitalization stocks and targets 10% less volatility than the Russell 1000® Index. The Fund invests in high and low beta stocks across cyclical and defensive sectors, in contrast to other low volatility strategies that focus primarily on defensive sectors and stocks. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis. During the reporting period, we maintained lower volatility in the Fund, in part, by slightly underweighting the energy sector and overweighting the industrials and financials sectors.
An underweight allocation to the telecom sector and individual holdings within the industrials sector contributed positively to relative performance versus the Russell 1000® Index. Several individual holdings also contributed to performance. A position in financial services holding Comerica Incorporated positively contributed to performance. After the Presidential election spurred expectations for faster rate hikes from the Fed, banks were positively impacted. This regional bank’s stock rallied due to its interest rate sensitivity, as it has a greater magnitude of floating rate loans, a solid deposit base and more earnings upside. Also contributing to performance was information technology holding PayPal Holdings, Inc. Lastly, in the industrial sector, shares of aerospace and defense firm Boeing Company rose steadily throughout the reporting period. Particularly in January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits beat analysts’ estimates. Company management also lifted guidance again for 2017 based on aggressive cost cutting, improved productivity and optimism surrounding President Trump’s pro-business agenda. Investors are also likely anticipating that Boeing will benefit from increased U.S. defense spending.
Stock selection in the Fund’s consumer staples, consumer discretionary and energy sectors negatively impacted performance during the reporting period and contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (i.e. crypto currency, bit coin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. The stock was up materially during the reporting period, as other growth drivers were extremely strong. The Fund was also negatively impacted by a position in Patterson-UTI Energy, Inc. We exited the position as we were positive on an uptick in domestic drilling and thought that in that scenario land drillers positively exposed to domestic drilling who also had sand operations would benefit more than peers. What we under appreciated was that the ability for Patterson and peers to quickly bring on more sand supply which more than overwhelmed the potential favorable pricing environment from a drilling perspective. Lastly, consumer discretionary holding O’Reilly Automotive Inc. also detracted from performance. The high quality auto aftermarket retailer underperformed during the reporting period due to various factors as winter weather hurt consumer demand during the quarter, and rumors of Amazon entering the space created softness in the stock. However, the company reported solid quarterly results, marking eight consecutive quarters of earnings growth.
Nuveen Symphony Mid-Cap Core Fund
The Fund’s Class A Shares at NAV underperformed both the Russell Midcap® Index and the Lipper Multi-Cap Core Funds Classification Average during the reporting period.
The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of diversified, mid-cap stocks with sustainable earnings growth over the long term. The Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.
The goal of the actively-managed portfolio construction process is to build a well-diversified portfolio that reflects the Russell Midcap® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark. The Fund consists of mid-capitalization core equities that are selected using a multi-faceted investment process that incorporates fundamental research, a comprehensive market outlook and proactive risk management.
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The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, the Fund’s holdings in the real estate, financials and telecom sectors contributed positively to relative performance. Individual holdings that contributed to performance included a position in financial services holding CBOE Holdings Inc. The company completed its acquisition of rival Bats Global Markets and became the leading option market exchange provider. The company is also improving its operating margin through cost synergies from the acquisition. We continued to hold the position as we believe there is additional upside to fundamentals and valuation. Also contributing to performance was consumer discretionary holding Marriott International, Inc. The company reported solid earnings during the reporting period. In addition, Marriott revised its 2017 growth guidance higher on the heels of a strong first quarter 2017. Lastly, industrial holding Albemarle Corporation also positively contributed to performance. Albemarle, a leading specialty chemical company is seeing significant momentum in its lithium business. Sales from its lithium and advanced materials unit increased significantly, supported by favorable pricing and higher sales volume.
Individual stock selection within the information technology and health care sectors negatively impacted the Fund’s relative performance during the reporting period, which contributed to the Fund’s underperformance versus its benchmark. The Fund did not have a position in NVIDIA Corporation, which was a strong performer for the benchmark during the reporting period. We have been reluctant to get involved with this company. We were familiar with the name and the drivers (ie. crypto currency, bitcoin, graphic cards etc.) but thought that valuation was extended and saw better risk/reward upside in other names. NVIDIA has been a strong performer but we were a little concerned on its overreliance in that one vertical and the optimistic forecasts embedded within the numbers and valuation. Also detracting was energy sector holding Babcock & Wilcox Enterprises, Inc. The energy product and services company reported worse than expected results and lowered guidance during the reporting period, negatively impacting the strategy’s performance as the stock sold off. Lastly, US Silica Holdings Inc. detracted from performance as the industrial and specialty products company posted results in line with consensus, but has been negatively impacted during the reporting period as oil and gas producers sold off due to a combination of oversupply and weather related disasters. We have sold our holdings in both Babcock & Wilcock Enterprises and US Silica Holdings.
Nuveen Symphony Small Cap Core Fund
The Fund’s Class A Shares at NAV outperformed the Russell 2000® Index and the Lipper Small Cap-Core Funds Classification Average during the reporting period.
The Fund seeks to offer long-term capital appreciation potential. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 2000® Index immediately after its most recent reconstitution.
The goal of the portfolio construction process is to build a well-diversified portfolio that reflects the Russell 2000® Index in terms of its risk characteristics and that simultaneously seeks to generate a return in excess of that benchmark.
The Fund consists of small-capitalization equities that are selected using a multi-faceted security selection process that incorporates fundamental research, a comprehensive market outlook and proactive risk management. The portfolio invests in high quality companies with growth potential and attractive valuations, seeking to maximize upside potential while maintaining a consistent risk profile. Security level risks are monitored by sector-focused analysts, and portfolio managers will typically sell a security when its risk/return profile becomes unattractive on a relative basis.
During the reporting period, the Fund benefited from stock selection within the materials, consumer discretionary and information technology sectors. Individual holdings that contributed to performance were positions including consumer discretionary holdings Scientific Games Corporation. The leading provider of gaming and lottery systems rallied following the recent appointment of a new CEO who delivered on new cost saving initiatives, refinanced its debt to more favorable rates and reported solid earnings results. We believe the company will benefit further from its corporate restructuring and continue to own the stock. Also positively contributing was information technology holding Square, Inc., a mobile payment company. We added this holding to the portfolio based in part on its platform approach to small businesses offering point-of-sale transactions for tracking sales and inventory. The stock benefitted within the reporting period as both top line revenue growth and earnings continue to be strong. We continue to hold the position as we expect their business services platform to grow as they roll out additional services. Lastly, materials holding AdvanSix, Inc. contrib
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Portfolio Managers’ Comments (continued)
uted to performance. A leading materials manufacturer generated strong results during the reporting period, as the company reported strong results across a number of metrics including production output, income and improved operating cash flow. We continue to be overweight AdvanSix as fundamentals remain strong in the sector as the U.S. economy continues to expand benefitting the sector and company.
Stock selection within the energy, industrials and health care sectors negatively impacted performance. Individual holdings that detracted from performance included energy sector holding Babcock & Wilcox Enterprises, Inc. The energy product and services company reported worse than expected results and lowered guidance during the reporting period, negatively impacting the strategy’s performance as the stock sold off. We have sold our holding in Babcock & Wilcock Enterprises.
Also detracting from performance were health care holdings Tandem Diabetes Care Inc. and Horizon Pharma Plc. Tandem Diabetes, is a medical device company that designs, develops and sells insulin pumps. Despite the favorable secular backdrop the firm was unable to execute on its vision, had a variety of production issues and therefore, we exited the position. Horizon Phama Plc, is a specialty pharmaceutical company that was in the crosshairs of price deflation and a negative news cycle. The firm reported earnings that were lower than expectations and reduced its forward guidance. We exited the position as the sector backdrop proved challenging and a recovery seemed challenging.
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Risk
Considerations
Nuveen Symphony International Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.
Nuveen Symphony Large-Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as investment focus (growth style) risk, are described in detail in the Fund’s prospectus.
Nuveen Symphony Low Volatility Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s stated investment objectives will be achieved. Equity investments, such as those held by the Fund, may decline significantly in price over short or extended periods of time. Therefore, even if the Fund is able to maintain a portfolio with lower volatility than the broad equity market, the Fund’s returns and the value of the Fund’s shares will be volatile.
Nuveen Symphony Mid-Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk or the risk of decline. Medium-sized or mid-cap company stocks are typically subject to greater volatility.
Nuveen Symphony Small Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as currency and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
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Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7-Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
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Fund Performance and Expense Ratios (continued)
Nuveen Symphony International Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2017
	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	21.27%	8.48%	1.82%
Class A Shares at maximum Offering Price	14.31%	7.21%	1.17%
MSCI EAFE Index	19.10%	8.38%	1.96%
Lipper International Multi-Cap Core Funds Classification Average	18.94%	8.17%	2.03%
Class C Shares	20.37%	7.67%	1.06%
Class R3 Shares	20.95%	8.21%	6.70%
Class I Shares	21.55%	8.75%	2.07%
Since inception returns for Class A, Class C, and Class I Shares, and for the comparative index and Lipper category average, are from 5/30/08. Since inception returns for Class R3 Shares are from 10/05/10. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.82%	2.58%	2.08%	1.57%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.38% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
14      NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      15

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Large-Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	19.94%	12.98%	9.13%
Class A Shares at maximum Offering Price	13.03%	11.65%	8.49%
Russell 1000® Growth Index	21.94%	15.26%	9.08%
Lipper Large-Cap Growth Funds Classification Average	20.13%	13.94%	7.80%
Class C Shares	19.04%	12.15%	8.33%
Class I Shares	20.22%	13.27%	9.40%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	19.64%	12.70%	14.26%
Since inception returns for Class R3 Shares are from 9/29/09. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.13%	1.88%	1.38%	0.88%
16      NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      17

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Low Volatility Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	14.51%	12.59%	7.55%
Class A Shares at maximum Offering Price	7.94%	11.26%	6.91%
Russell 1000® Index	18.54%	14.27%	7.55%
S&P 500® Index	18.61%	14.22%	7.44%
Lipper Multi-Cap Core Funds Classification Average	17.08%	12.81%	6.20%
Class C Shares	13.63%	11.74%	6.74%
Class I Shares	14.79%	12.86%	7.81%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	14.94%	12.19%
Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are no available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.19%	1.94%	0.81%	0.93%
Net Expense Ratios	1.01%	1.76%	0.64%	0.76%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.78% (1.45% after July 31, 2019) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2019, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
18      NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      19

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Mid-Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2017
	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	13.98%	11.40%	6.94%
Class A Shares at maximum Offering Price	7.42%	10.08%	6.31%
Russell Midcap® Index	15.32%	14.26%	8.08%
Lipper Multi-Cap Core Funds Classification Average	17.08%	12.81%	6.20%
Class C Shares	13.17%	10.56%	6.14%
Class I Shares	14.29%	11.68%	7.21%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	13.71%	11.13%	13.42%
Since inception returns for Class R3 Shares are from 5/09/09. Indexes and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.62%	2.37%	1.88%	1.37%
Net Expense Ratios	1.17%	1.92%	1.42%	0.92%
The Fund's investment advisor has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do no exceed 0.93% (1.40% after July 31, 2019) of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2019 may be terminated or modified prior to the date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
20      NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      21

Fund Performance and Expense Ratios (continued)
Nuveen Symphony Small Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of September 30, 2017
	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	21.50%	7.85%
Class A Shares at maximum Offering Price	14.52%	6.19%
Russell 2000® Index	20.74%	9.33%
Lipper Small-Cap Core Funds Classification Average	18.57%	8.11%
Class C Shares	20.61%	7.05%
Class I Shares	21.81%	8.12%
Since inception returns are from 12/10/13. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.25%	3.42%	1.31%
Net Expense Ratios	1.30%	2.05%	1.05%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.09% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
22      NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
NUVEEN      23

Holding
Summaries as of September 30, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Symphony International Equity Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Investment Companies	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Sanofi-Synthelabo, SA	1.9%
Novartis AG	1.8%
Allianz AG ORD Shares	1.7%
BASF AG	1.6%
Unilever NV	1.6%
Portfolio Composition (% of net assets)
Banks	10.2%
Insurance	8.3%
Chemicals	7.5%
Pharmaceuticals	7.1%
Trading Companies & Distributors	4.6%
Automobiles	4.5%
Construction & Engineering	4.3%
Real Estate Management & Development	4.0%
Hotels, Restaurants & Leisure	3.8%
Software	3.8%
Metals & Mining	3.5%
Diversified Telecommunication Services	3.2%
Electric Utilities	2.5%
Food Products	2.0%
Diversified Financial Services	1.9%
Internet Software & Services	1.9%
Equity Real Estate Investment Trust	1.7%
Food & Staples Retailing	1.7%
Life Sciences Tools & Services	1.6%
Personal Products	1.6%
Other	19.1%
Investment Companies	0.8%
Other Assets Less Liabilities	0.4%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	23.5%
United Kingdom	12.3%
Germany	7.2%
France	7.1%
Switzerland	6.5%
Canada	5.8%
Hong Kong	5.4%
Belgium	4.2%
Italy	3.5%
Australia	3.0%
Spain	2.9%
Other	18.2%
Other Assets Less Liabilities	0.4%
Net Assets	100%
1	Includes 8.4% (as a percentage of net assets) in emerging market countries.
24      NUVEEN

Nuveen Symphony Large-Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	11.7%
Internet Software & Services	8.9%
Biotechnology	5.8%
Internet & Direct Marketing Retail	5.3%
Technology Hardware, Storage & Peripherals	5.2%
Semiconductors & Semiconductor Equipment	5.0%
IT Services	4.6%
Health Care Equipment & Supplies	4.2%
Hotels, Restaurants & Leisure	4.1%
Aerospace & Defense	4.0%
Specialty Retail	3.6%
Health Care Providers & Services	3.3%
Media	2.8%
Chemicals	2.6%
Equity Real Estate Investment Trust	2.4%
Insurance	2.4%
Road & Rail	2.2%
Machinery	1.9%
Other	19.9%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	5.6%
Apple, Inc.	5.2%
Alphabet Inc., Class A	5.1%
Amazon.com, Inc.	3.9%
Facebook Inc., Class A Shares	3.8%
NUVEEN       25

Holding Summaries as of September 30, 2017 (continued)
Nuveen Symphony Low Volatility Equity Fund
Fund Allocation (% of net assets)
Common Stocks	100.0%
Investment Companies	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	9.5%
Insurance	8.1%
Software	6.2%
Banks	5.7%
Health Care Equipment & Supplies	5.1%
Pharmaceuticals	4.5%
Equity Real Estate Investment Trust	4.4%
Aerospace & Defense	4.3%
Commercial Services & Supplies	4.0%
Internet & Direct Marketing Retail	3.7%
Road & Rail	3.6%
Internet Software & Services	3.6%
Oil, Gas & Consumable Fuels	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Multi-Utilities	2.7%
Household Products	2.6%
Chemicals	2.5%
Life Sciences Tools & Services	2.3%
Machinery	2.2%
Other	18.9%
Investment Companies	0.1%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc., Class A	3.6%
Microsoft Corporation	2.9%
Amazon.com, Inc.	2.4%
Johnson & Johnson	2.4%
Visa Inc.	2.1%
26       NUVEEN

Nuveen Symphony Mid-Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	100.0%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	8.8%
Capital Markets	6.5%
Machinery	6.2%
Multi-Utilities	5.5%
IT Services	5.2%
Insurance	4.7%
Semiconductors & Semiconductor Equipment	4.7%
Chemicals	4.4%
Software	4.1%
Health Care Equipment & Supplies	3.9%
Oil, Gas & Consumable Fuels	3.7%
Hotels, Restaurants & Leisure	3.6%
Banks	3.3%
Specialty Retail	3.1%
Communications Equipment	2.8%
Building Products	2.1%
Beverages	1.8%
Life Sciences Tools & Services	1.8%
Airlines	1.8%
Health Care Providers & Services	1.6%
Electronic Equipment, Instruments & Components	1.6%
Other	18.8%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Masco Corporation	1.5%
Zimmer Biomet Holdings, Inc.	1.5%
DTE Energy Company	1.4%
Fidelity National Information Services	1.3%
Edwards Lifesciences Corporation	1.3%
NUVEEN       27

Holding Summaries as of September 30, 2017 (continued)
Nuveen Symphony Small Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	98.6%
Investment Companies	1.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.1%
Equity Real Estate Investment Trust	7.9%
Semiconductors & Semiconductor Equipment	7.5%
Chemicals	5.9%
Hotels, Restaurants & Leisure	5.8%
Consumer Finance	4.4%
Thrifts & Mortgage Finance	4.1%
Machinery	3.6%
Software	2.9%
Insurance	2.7%
Aerospace & Defense	2.7%
Health Care Equipment & Supplies	2.4%
Capital Markets	2.3%
Trading Companies & Distributors	2.3%
IT Services	2.3%
Building Products	2.2%
Commercial Services & Supplies	2.1%
Construction Materials	2.1%
Internet Software & Services	1.9%
Food Products	1.8%
Biotechnology	1.6%
Media	1.6%
Other	18.4%
Investment Companies	1.4%
Other Assets Less Liabilities	(0.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Green Dot Corporation, Class A Shares	2.4%
Take-Two Interactive Software, Inc.	2.2%
Waste Connections Inc.	2.1%
Wintrust Financial Corporation	1.8%
Chemours Company	1.7%
28       NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.
The beginning of the period is April 1, 2017.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Symphony International Equity Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,128.00	$1,123.90	$1,126.70	$1,129.10
Expenses Incurred During the Period	$ 6.40	$ 10.38	$ 7.73	$ 5.07
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.05	$1,015.29	$1,017.80	$1,020.31
Expenses Incurred During the Period	$ 6.07	$ 9.85	$ 7.33	$ 4.81
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
NUVEEN      29

Expense Examples (continued)
Nuveen Symphony Large-Cap Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,105.20	$1,101.10	$1,103.70	$1,106.60
Expenses Incurred During the Period	$ 5.96	$ 9.90	$ 7.28	$ 4.65
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.40	$1,015.64	$1,018.15	$1,020.66
Expenses Incurred During the Period	$ 5.72	$ 9.50	$ 6.98	$ 4.46
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38% and 0.88% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Symphony Low Volatility Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.50	$1,072.50	$1,078.80	$1,077.80
Expenses Incurred During the Period	$ 5.26	$ 9.14	$ 3.44	$ 3.96
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.24	$1,021.76	$1,021.26
Expenses Incurred During the Period	$ 5.11	$ 8.90	$ 3.35	$ 3.85
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.01%, 1.76%, 0.66%, and 0.76% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
Nuveen Symphony Mid-Cap Core Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,063.10	$1,059.20	$1,061.80	$1,064.40
Expenses Incurred During the Period	$ 6.10	$ 9.96	$ 7.44	$ 4.81
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.15	$1,015.39	$1,017.85	$1,020.41
Expenses Incurred During the Period	$ 5.97	$ 9.75	$ 7.28	$ 4.71
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.18%, 1.93%, 1.44% and 0.93% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
30      NUVEEN

Nuveen Symphony Small Cap Core Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,080.60	$1,076.90	$1,082.40
Expenses Incurred During the Period	$ 6.78	$ 10.67	$ 5.48
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.55	$1,014.79	$1,019.80
Expenses Incurred During the Period	$ 6.58	$ 10.35	$ 5.32
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.30%, 2.05%, and 1.05% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
NUVEEN      31

Report of
Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Symphony International Equity Fund
Nuveen Symphony Large-Cap Growth Fund
Nuveen Symphony Low Volatility Equity Fund
Nuveen Symphony Mid-Cap Core Fund
Nuveen Symphony Small Cap Core Fund:
In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony International Equity Fund, Nuveen Symphony Large-Cap Growth Fund, Nuveen Symphony Low Volatility Equity Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Small Cap Core Fund (separate portfolios of Nuveen Investment Trust II, hereafter referred to as the “Funds”) as of September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, IL
November 28, 2017
32      NUVEEN

Nuveen Symphony International Equity Fund
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Airlines – 0.6%
3,667	Lufthansa AG, (2)	$ 101,975
	Automobiles – 4.5%
1,574	Ferrari NV, (2)	174,160
11,090	Fiat Chrysler Automobiles NV, (2), (3)	198,748
7,464	Peugeot SA, (2)	177,682
1,845	Renault SA, (2)	181,285
	Total Automobiles	731,875
	Banks – 10.2%
353,000	Agricultural Bank of China, (2)	158,903
26,030	Bank Hapoalim BM, (2)	182,148
21,123	Bank of Ireland, (3)	173,009
20,246	HSBC Holdings PLC, (2)	200,148
9,668	Itau Unibanco Holding SA, Sponsored ADR	132,452
2,195	KBC Group NV, (2)	186,224
211,749	Lloyds Banking Group PLC, (2)	192,428
2,210	Royal Bank of Canada	170,991
7,708	Sberbank of Russia, Sponsored ADR, (2)	109,993
2,833	Toronto-Dominion Bank	159,502
	Total Banks	1,665,798
	Biotechnology – 0.8%
1,300	CSL Limited, (2)	136,855
	Building Products – 0.9%
4,000	Asahi Glass Company Limited, (2)	148,572
	Capital Markets – 0.9%
71,772	Reinet Investments SA	152,145
	Chemicals – 7.5%
2,519	BASF AG, (2)	268,365
2,040	Covestro AG, 144A, (2)	175,543
19,300	Mitsubishi Chemical Holdings Corporation, (2)	184,006
5,400	Mitusi Chemicals, (2)	164,254
1,000	Shin_Etsu Chemical Company Limited, (2)	89,500
1,178	Solvay SA, (2)	176,109
7,500	Tosoh Corporation, (2)	169,291
	Total Chemicals	1,227,068
NUVEEN      33

Nuveen Symphony International Equity Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Construction & Engineering – 4.3%
1,123	Compagnie d'Entreprises, (2)	$167,435
15,333	Fomento de Construcciones y Contratas SA, (2), (3)	153,655
3,400	Taisei Corporation, (2)	178,302
2,193	Vinci S.A, (2)	208,364
	Total Construction & Engineering	707,756
	Diversified Financial Services – 1.9%
1,868	Eurazeo SA, (2)	166,966
8,700	Orix Corporation, (2)	140,455
	Total Diversified Financial Services	307,421
	Diversified Telecommunication Services – 3.2%
4,400	Nippon Telegraph and Telephone Corporation, (2)	201,611
4,762	PT Telekomunikasi Indonesia, Sponsored ADR	163,337
17,439	Telekom Austria AG, (2)	158,204
	Total Diversified Telecommunication Services	523,152
	Electric Utilities – 2.5%
16,142	Enersis Americas SA, ADR	164,971
20,775	Iberdrola SA, (2)	161,539
21,500	Tokyo Electric Power Company Inc., (2), (3)	86,855
	Total Electric Utilities	413,365
	Electrical Equipment – 1.4%
9,009	ABB Limited, (2)	222,774
	Energy Equipment & Services – 0.5%
5,335	Tenaris SA, (2)	75,624
	Equity Real Estate Investment Trust – 1.7%
12,440	Land Securities Group PLC, (2)	162,244
15,000	Link REIT, (2)	121,980
	Total Equity Real Estate Investment Trust	284,224
	Food & Staples Retailing – 1.7%
26,255	Distribuidora Internacional de Alimentacion SA, (2), (3)	153,332
41,125	William Morrison Supermarkets PLC	129,007
	Total Food & Staples Retailing	282,339
	Food Products – 2.0%
4,145	Associated British Foods PLC, (2)	177,454
1,707	Nestle SA, (2)	143,288
	Total Food Products	320,742
	Gas Utilities – 1.1%
7,000	Tokyo Gas Company Limited, (2)	171,420
	Health Care Equipment & Supplies – 1.1%
3,400	Hoya Corporation, (2)	183,868
34      NUVEEN

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 3.8%
10,284	Aristicrat Leisure Limited, (2)	$169,866
1,990	Carnival Corporation, (2)	126,549
198,100	Genting Singapore PLC, (2)	171,300
1,593	Paddy Power Betfair PLC	158,943
	Total Hotels, Restaurants & Leisure	626,658
	Household Durables – 1.3%
5,600	Sony Corporation, (2)	208,929
	Household Products – 0.7%
6,000	Lion Corporation, (2)	109,632
	Independent Power & Renewable Electricity Producers – 0.4%
2,575	Endesa SA Chile, ADR	67,877
	Insurance – 8.3%
1,271	Allianz AG ORD Shares, (2)	285,450
4,261	ASR Nederland N.V	170,446
29,607	CGNU PLC, (2)	204,345
7,788	Manulife Financial Corporation	157,976
934	Muenchenener Rueckver AG, (2)	199,900
4,192	NN Group NV, (2)	175,546
5,842	Power Financial Corporation	162,045
	Total Insurance	1,355,708
	Internet Software & Services – 1.9%
20,914	Auto Trader Group PLC, 144A, (2)	110,028
2,700	mixi, Inc., (2)	130,399
1,500	Tencent Holdings Limited, (2)	65,581
	Total Internet Software & Services	306,008
	IT Services – 1.1%
25,000	Fujitsu Limited, (2)	186,064
	Life Sciences Tools & Services – 1.6%
674	ICON plc, (3)	76,755
709	Lonza AG, (2)	186,300
	Total Life Sciences Tools & Services	263,055
	Machinery – 1.0%
5,600	Hitachi Construction Machinery Co., Ltd, (2), (3)	165,960
	Media – 1.0%
45,631	Mediaset SpA, (2)	158,074
	Metals & Mining – 3.5%
5,516	Anglo American PLC, (2)	99,169
8,930	AngloGold Ashanti Limited, (2)	83,898
10,889	BHP Billiton PLC, (2)	192,147
NUVEEN      35

Nuveen Symphony International Equity Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Metals & Mining (continued)
3,640	Rio Tinto Limited, (2)	$ 190,790
	Total Metals & Mining	566,004
	Multiline Retail – 0.8%
1,227	Dollarama Inc.	134,260
	Multi-Utilities – 0.9%
6,108	RWE AG, (2)	138,957
	Paper & Forest Products – 1.0%
6,241	UPM-Kymmene Corporation, (2)	169,325
	Personal Products – 1.6%
4,364	Unilever NV, (2)	252,585
	Pharmaceuticals – 7.1%
3,337	Novartis AG, (2)	286,231
870	Roche Holdings AG, (2)	222,389
3,047	Sanofi-Synthelabo, SA, (2)	303,319
3,400	Shionogi & Company Limited, (2)	185,867
2,296	UCB SA, (2)	163,632
	Total Pharmaceuticals	1,161,438
	Professional Services – 1.1%
8,600	Recruit Holdings Company Limited, (2)	186,220
	Real Estate Management & Development – 4.0%
10,000	CK Asset Holdings Ltd, (2)	83,133
6,100	Hulic Company Limited, (2)	59,813
41,000	Kerry Properties Limited, (2)	170,296
76,500	Shimao Prpoerty Holdings Limited, (2)	166,832
11,000	Sun Hung Kai Properties Limited, (2)	179,193
	Total Real Estate Management & Development	659,267
	Road & Rail – 1.0%
2,007	Canadian National Railways Company	166,286
	Software – 3.8%
3,000	Konoami Corporation, (2)	144,430
6,800	Nexon Company Limited, (2), (3)	177,767
2,172	NICE Ltd, (2)	175,933
1,728	UbiSoft Entertainment S.A, (2), (3)	118,931
	Total Software	617,061
	Specialty Retail – 0.5%
17,287	JD Sports Fashion PLC, (2)	86,671
	Trading Companies & Distributors – 4.6%
11,800	Itochu Corporation, (2)	193,340
36      NUVEEN

Shares	Description (1)	Value
	Trading Companies & Distributors (continued)
25,400	Marubeni Corporation, (2)	$173,640
8,800	Mitsubishi Corporation, (2)	204,739
12,600	Sumitomo Corporation, (2)	181,407
	Total Trading Companies & Distributors	753,126
	Wireless Telecommunication Services – 1.0%
15,562	Mobile Telesystems SA, Sponsored ADR	162,467
	Total Long-Term Investments (cost $13,769,104)	16,158,605

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.8%
	INVESTMENT COMPANIES – 0.8%
131,638	BlackRock Liquidity Funds T-Fund Portfolio	$ 131,638
	Total Short-Term Investments (cost $131,638)	131,638
	Total Investments (cost $13,900,742) – 99.6%	16,290,243
	Other Assets Less Liabilities – 0.4%	63,167
	Net Assets – 100%	$ 16,353,410
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets .
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      37

Nuveen Symphony Large-Cap Growth Fund
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.9%
	COMMON STOCKS – 99.9%
	Aerospace & Defense – 4.0%
10,891	Boeing Company	$2,768,601
5,595	Huntington Ingalls Industries Inc.	1,266,932
5,976	Lockheed Martin Corporation	1,854,293
	Total Aerospace & Defense	5,889,826
	Airlines – 1.0%
27,583	Southwest Airlines Co.	1,544,096
	Auto Components – 0.4%
3,133	Lear Corporation	542,260
	Beverages – 1.9%
11,176	Coca-Cola Company	503,032
3,029	Constellation Brands, Inc., Class A	604,134
15,349	PepsiCo, Inc.	1,710,339
	Total Beverages	2,817,505
	Biotechnology – 5.8%
17,569	AbbVie Inc.	1,561,181
9,145	Amgen Inc.	1,705,085
4,183	Biogen Inc., (2)	1,309,781
3,836	BioMarin Pharmaceutical Inc., (2)	357,017
7,813	Celgene Corporation, (2)	1,139,292
17,314	Gilead Sciences, Inc.	1,402,780
1,063	Regeneron Pharmaceuticals, Inc., (2)	475,289
4,729	Vertex Pharmaceuticals Inc., (2)	718,997
	Total Biotechnology	8,669,422
	Building Products – 0.9%
33,873	Masco Corporation	1,321,386
	Capital Markets – 1.7%
14,937	Charles Schwab Corporation	653,344
14,439	Intercontinental Exchange Group, Inc.	991,959
7,614	MSCI Inc., Class A Shares	890,077
	Total Capital Markets	2,535,380
	Chemicals – 2.6%
11,102	LyondellBasell Industries NV	1,099,653
21,397	Olin Corporation	732,848
37,256	Valvoline, Inc.	873,653
38      NUVEEN

Shares	Description (1)	Value
	Chemicals (continued)
13,568	Westlake Chemical Corporation	$ 1,127,365
	Total Chemicals	3,833,519
	Communications Equipment – 1.1%
34,468	Ciena Corporation, (2)	757,262
5,890	Palo Alto Networks, Incorporated, (2)	848,749
	Total Communications Equipment	1,606,011
	Construction Materials – 0.9%
12,713	Eagle Materials Inc.	1,356,477
	Diversified Financial Services – 0.6%
23,905	Voya Financial Inc.	953,570
	Electrical Equipment – 1.1%
9,344	Rockwell Automation, Inc.	1,665,194
	Electronic Equipment, Instruments & Components – 0.7%
24,812	Trimble Navigation Limited, (2)	973,871
	Equity Real Estate Investment Trust – 2.4%
8,623	American Tower Corporation, REIT	1,178,592
3,614	Equinix Inc.	1,612,928
21,338	Gaming and Leisure Properties Inc.	787,159
	Total Equity Real Estate Investment Trust	3,578,679
	Food & Staples Retailing – 0.7%
20,537	Sysco Corporation	1,107,971
	Food Products – 0.6%
19,444	Lamb Weston Holding, Inc.	911,729
	Health Care Equipment & Supplies – 4.2%
22,551	Abbott Laboratories	1,203,322
5,553	Becton, Dickinson and Company	1,088,110
14,535	Danaher Corporation	1,246,812
11,658	Edwards Lifesciences Corporation, (2)	1,274,336
17,287	Hologic Inc., (2)	634,260
7,288	Zimmer Biomet Holdings, Inc.	853,352
	Total Health Care Equipment & Supplies	6,300,192
	Health Care Providers & Services – 3.3%
7,296	Anthem Inc.	1,385,364
7,135	CIGNA Corporation	1,333,817
11,343	UnitedHealth Group Incorporated	2,221,527
	Total Health Care Providers & Services	4,940,708
	Hotels, Restaurants & Leisure – 4.1%
4,838	Dominos Pizza Inc.	960,585
NUVEEN      39

Nuveen Symphony Large-Cap Growth Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
12,326	Marriott International, Inc., Class A	$1,359,065
10,394	McDonald's Corporation	1,628,532
7,840	Royal Caribbean Cruises Limited	929,353
24,034	Starbucks Corporation	1,290,866
	Total Hotels, Restaurants & Leisure	6,168,401
	Household Durables – 0.8%
4,959	Mohawk Industries Inc., (2)	1,227,402
	Industrial Conglomerates – 1.5%
16,167	Honeywell International Inc.	2,291,511
	Insurance – 2.4%
10,744	Lincoln National Corporation	789,469
15,878	Marsh & McLennan Companies, Inc.	1,330,735
29,066	Progressive Corporation	1,407,376
	Total Insurance	3,527,580
	Internet & Direct Marketing Retail – 5.3%
6,119	Amazon.com, Inc., (2)	5,882,501
1,123	Priceline Group Incorporated, (2)	2,056,011
	Total Internet & Direct Marketing Retail	7,938,512
	Internet Software & Services – 8.9%
7,822	Alphabet Inc., Class A, (2)	7,616,438
33,178	Facebook Inc., Class A Shares, (2)	5,669,125
	Total Internet Software & Services	13,285,563
	IT Services – 4.6%
15,004	Fidelity National Information Services	1,401,224
10,161	Leidos Holdings Inc.	601,734
13,971	MasterCard, Inc.	1,972,705
15,372	PayPal Holdings, Inc., (2)	984,269
17,696	Visa Inc.	1,862,327
	Total IT Services	6,822,259
	Life Sciences Tools & Services – 0.8%
6,492	Thermo Fisher Scientific, Inc.	1,228,286
	Machinery – 1.9%
14,225	Donaldson Company, Inc.	653,497
21,542	Fortive Corporation	1,524,958
6,261	Lincoln Electric Holdings Inc.	574,008
	Total Machinery	2,752,463
	Media – 2.8%
68,632	Comcast Corporation, Class A	2,640,959
33,197	Lions Gate Entertainment Corporation, Equity, (2)	1,055,333
40      NUVEEN

Shares	Description (1)	Value
	Media (continued)
5,345	Walt Disney Company	$ 526,857
	Total Media	4,223,149
	Oil, Gas & Consumable Fuels – 1.2%
16,600	Cheniere Energy Inc., (2)	747,664
17,996	ONEOK, Inc.	997,158
	Total Oil, Gas & Consumable Fuels	1,744,822
	Personal Products – 1.0%
13,272	Estee Lauder Companies Inc., Class A	1,431,252
	Pharmaceuticals – 1.8%
14,694	Bristol-Myers Squibb Company	936,596
7,859	Eli Lilly and Company	672,259
15,652	Zoetis Incorporated	997,971
	Total Pharmaceuticals	2,606,826
	Professional Services – 0.5%
6,456	Dun and Bradstreet Inc.	751,543
	Road & Rail – 2.2%
11,860	Landstar System	1,181,849
18,644	Union Pacific Corporation	2,162,145
	Total Road & Rail	3,343,994
	Semiconductors & Semiconductor Equipment – 5.0%
26,025	Applied Materials, Inc.	1,355,642
9,830	Broadcom Limited	2,384,168
13,120	Cavium Inc., (2)	865,133
22,487	Inphi Corporation, (2)	892,509
16,736	MA-COM Technology Solutions Holdings Incorporated, (2)	746,593
26,414	Mellanox Technologies, Limited, (2)	1,245,420
	Total Semiconductors & Semiconductor Equipment	7,489,465
	Software – 11.7%
12,325	Adobe Systems Incorporated, (2)	1,838,644
14,785	Electronic Arts Inc., (2)	1,745,517
11,473	Intuit, Inc.	1,630,772
112,300	Microsoft Corporation	8,365,227
14,429	Oracle Corporation	697,642
16,040	Parametric Technology Corporation, (2)	902,731
9,637	Red Hat, Inc., (2)	1,068,358
11,590	VMware Inc., (2)	1,265,512
	Total Software	17,514,403
	Specialty Retail – 3.6%
23,918	Home Depot, Inc.	3,912,028
9,482	Tiffany & Co.	870,258
NUVEEN      41

Nuveen Symphony Large-Cap Growth Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Specialty Retail (continued)
8,747	TJX Companies, Inc.	$ 644,916
	Total Specialty Retail	5,427,202
	Technology Hardware, Storage & Peripherals – 5.2%
49,796	Apple, Inc.	7,674,560
	Trading Companies & Distributors – 0.7%
28,783	HD Supply Holdings Inc., (2)	1,038,203
	Total Long-Term Investments (cost $95,427,950)	149,035,192
	Other Assets Less Liabilities – 0.1%	86,615
	Net Assets – 100%	$ 149,121,807
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets .
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
42      NUVEEN

Nuveen Symphony Low Volatility Equity Fund
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.0%
	COMMON STOCKS – 100.0%
	Aerospace & Defense – 4.3%
10,680	Boeing Company	$2,714,963
3,345	Huntington Ingalls Industries Inc.	757,442
4,677	Lockheed Martin Corporation	1,451,226
2,897	Northrop Grumman Corporation	833,525
	Total Aerospace & Defense	5,757,156
	Auto Components – 0.4%
6,880	Adient PLC	577,851
	Banks – 5.7%
52,444	Citizens Financial Group Inc.	1,986,054
25,546	Comerica Incorporated	1,948,138
24,291	Hancock Holding Company	1,176,899
19,275	JPMorgan Chase & Co.	1,840,955
8,423	Texas Capital BancShares, Inc., (2)	722,694
	Total Banks	7,674,740
	Beverages – 1.0%
16,676	Molson Coors Brewing Company, Class B	1,361,429
	Biotechnology – 1.7%
5,512	Amgen Inc.	1,027,712
4,239	Biogen Inc., (2)	1,327,316
	Total Biotechnology	2,355,028
	Building Products – 1.3%
19,262	Jeld-Wen Holding, Inc., (2)	684,186
26,780	Masco Corporation	1,044,688
	Total Building Products	1,728,874
	Capital Markets – 1.6%
23,249	Charles Schwab Corporation	1,016,911
15,823	Intercontinental Exchange Group, Inc.	1,087,040
	Total Capital Markets	2,103,951
	Chemicals – 2.5%
5,407	Air Products & Chemicals Inc.	817,647
28,987	Olin Corporation	992,805
5,014	Praxair, Inc.	700,656
11,101	Westlake Chemical Corporation	922,382
	Total Chemicals	3,433,490
NUVEEN      43

Nuveen Symphony Low Volatility Equity Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Commercial Services & Supplies – 4.0%
7,545	Cintas Corporation	$1,088,593
12,654	Republic Services, Inc.	835,923
16,050	Waste Connections Inc.	1,122,858
30,307	Waste Management, Inc.	2,372,129
	Total Commercial Services & Supplies	5,419,503
	Distributors – 0.6%
7,134	Pool Corporation	771,685
	Diversified Financial Services – 0.4%
14,195	Voya Financial Inc.	566,239
	Diversified Telecommunication Services – 0.7%
23,213	AT&T Inc.	909,253
	Equity Real Estate Investment Trust – 4.4%
7,898	American Tower Corporation, REIT	1,079,499
26,299	DCT Industrial Trust Inc.	1,523,238
49,772	Duke Realty Corporation	1,434,429
2,098	Equinix Inc.	936,337
11,416	Sun Communities Inc.	978,123
	Total Equity Real Estate Investment Trust	5,951,626
	Food & Staples Retailing – 0.4%
11,261	Sysco Corporation	607,531
	Food Products – 2.0%
18,229	Kraft Heinz Company	1,413,659
28,161	Lamb Weston Holding, Inc.	1,320,469
	Total Food Products	2,734,128
	Health Care Equipment & Supplies – 5.1%
40,172	Abbott Laboratories	2,143,578
4,877	Becton, Dickinson and Company	955,648
16,104	Danaher Corporation	1,381,401
3,429	Teleflex Inc.	829,715
13,812	Zimmer Biomet Holdings, Inc.	1,617,247
	Total Health Care Equipment & Supplies	6,927,589
	Health Care Providers & Services – 1.9%
8,352	CIGNA Corporation	1,561,323
3,956	Humana Inc.	963,800
	Total Health Care Providers & Services	2,525,123
	Hotels, Restaurants & Leisure – 1.7%
4,602	Dominos Pizza Inc.	913,727
12,131	Marriott International, Inc., Class A	1,337,564
	Total Hotels, Restaurants & Leisure	2,251,291
44      NUVEEN

Shares	Description (1)	Value
	Household Products – 2.6%
31,251	Church & Dwight Company Inc.	$1,514,111
10,457	Clorox Company	1,379,383
9,267	Colgate-Palmolive Company	675,101
	Total Household Products	3,568,595
	Industrial Conglomerates – 1.8%
17,169	Honeywell International Inc.	2,433,534
	Insurance – 8.1%
12,833	Ace Limited	1,829,344
20,058	AFLAC Incorporated	1,632,521
13,789	AON PLC	2,014,573
24,125	Marsh & McLennan Companies, Inc.	2,021,916
46,422	Progressive Corporation	2,247,753
11,710	Prudential Financial, Inc.	1,245,007
	Total Insurance	10,991,114
	Internet & Direct Marketing Retail – 3.7%
3,419	Amazon.com, Inc., (2)	3,286,855
929	Priceline Group Incorporated, (2)	1,700,832
	Total Internet & Direct Marketing Retail	4,987,687
	Internet Software & Services – 3.6%
5,041	Alphabet Inc., Class A, (2)	4,908,523
	IT Services – 9.5%
18,006	DXC Technology Company	1,546,355
21,118	Fidelity National Information Services	1,972,210
85,438	First Data Corporation, Class A Shares, (2)	1,541,302
9,291	Fiserv, Inc., (2)	1,198,167
16,692	MasterCard, Inc.	2,356,911
21,839	PayPal Holdings, Inc., (2)	1,398,351
27,316	Visa Inc.	2,874,736
	Total IT Services	12,888,032
	Life Sciences Tools & Services – 2.3%
12,061	Thermo Fisher Scientific, Inc.	2,281,941
4,984	Waters Corporation, (2)	894,728
	Total Life Sciences Tools & Services	3,176,669
	Machinery – 2.2%
4,331	Caterpillar Inc.	540,119
17,470	Fortive Corporation	1,236,701
12,899	Ingersoll Rand Company Limited, Class A	1,150,204
	Total Machinery	2,927,024
	Multi-Utilities – 2.7%
36,408	CenterPoint Energy, Inc.	1,063,478
NUVEEN      45

Nuveen Symphony Low Volatility Equity Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Multi-Utilities (continued)
36,262	CMS Energy Corporation	$1,679,656
14,299	WEC Energy Group, Inc.	897,691
	Total Multi-Utilities	3,640,825
	Oil, Gas & Consumable Fuels – 3.1%
9,297	Chevron Corporation	1,092,397
18,209	ONEOK, Inc.	1,008,961
12,827	Phillips 66	1,175,081
5,846	Pioneer Natural Resources Company	862,519
	Total Oil, Gas & Consumable Fuels	4,138,958
	Pharmaceuticals – 4.5%
18,129	Bristol-Myers Squibb Company	1,155,543
24,907	Johnson & Johnson	3,238,159
26,915	Merck & Company Inc.	1,723,367
	Total Pharmaceuticals	6,117,069
	Road & Rail – 3.6%
15,172	Landstar System	1,511,890
12,430	Norfolk Southern Corporation	1,643,743
15,348	Union Pacific Corporation	1,779,908
	Total Road & Rail	4,935,541
	Semiconductors & Semiconductor Equipment – 3.0%
8,041	Broadcom Limited	1,950,264
13,765	KLA-Tencor Corporation	1,459,090
10,011	Xilinx, Inc.	709,079
	Total Semiconductors & Semiconductor Equipment	4,118,433
	Software – 6.2%
12,785	Electronic Arts Inc., (2)	1,509,397
6,322	Intuit, Inc.	898,609
51,757	Microsoft Corporation	3,855,379
44,652	Oracle Corporation	2,158,924
	Total Software	8,422,309
	Specialty Retail – 1.8%
10,853	Home Depot, Inc.	1,775,117
6,793	Tiffany & Co.	623,461
	Total Specialty Retail	2,398,578
	Tobacco – 1.6%
13,499	Altria Group, Inc.	856,107
11,398	Philip Morris International	1,265,291
	Total Tobacco	2,121,398
	Total Long-Term Investments (cost $107,037,917)	135,430,776

46      NUVEEN

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 0.1%
	INVESTMENT COMPANIES – 0.1%
165,945	BlackRock Liquidity Funds T-Fund Portfolio	$ 165,945
	Total Short-Term Investments (cost $165,945)	165,945
	Total Investments (cost $107,203,862) – 100.1%	135,596,721
	Other Assets Less Liabilities – (0.1)%	(108,930)
	Net Assets – 100%	$ 135,487,791
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets .
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      47

Nuveen Symphony Mid-Cap Core Fund
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 100.0%
	COMMON STOCKS – 100.0%
	Aerospace & Defense – 1.3%
1,765	Huntington Ingalls Industries Inc.	$ 399,667
	Airlines – 1.8%
4,614	Delta Air Lines, Inc.	222,487
5,924	Southwest Airlines Co.	331,626
	Total Airlines	554,113
	Auto Components – 0.4%
757	Lear Corporation	131,022
	Banks – 3.3%
5,417	Citizens Financial Group Inc.	205,142
11,909	Fifth Third Bancorp	333,214
13,361	KeyCorp	251,454
16,137	Regions Financial Corporation	245,766
	Total Banks	1,035,576
	Beverages – 1.8%
885	Constellation Brands, Inc., Class A	176,513
2,161	Dr. Pepper Snapple Group	191,184
2,530	Molson Coors Brewing Company, Class B	206,549
	Total Beverages	574,246
	Biotechnology – 1.5%
2,568	BioMarin Pharmaceutical Inc., (2)	239,004
1,924	Incyte Pharmaceuticals Inc., (2)	224,608
	Total Biotechnology	463,612
	Building Products – 2.1%
5,485	Jeld-Wen Holding, Inc., (2)	194,827
12,183	Masco Corporation	475,259
	Total Building Products	670,086
	Capital Markets – 6.5%
3,603	CBOE Holdings Inc.	387,791
7,667	E*Trade Group Inc., (2)	334,358
4,981	Intercontinental Exchange Group, Inc.	342,195
2,504	Moody's Corporation	348,582
2,976	MSCI Inc., Class A Shares	347,894
4,823	SEI Investments Company	294,492
	Total Capital Markets	2,055,312
48      NUVEEN

Shares	Description (1)	Value
	Chemicals – 4.4%
2,013	Albemarle Corporation	$274,392
5,224	Axalta Coating Systems Limited, (2)	151,078
1,861	Celanese Corporation, Series A	194,047
6,640	Olin Corporation	227,420
10,947	Valvoline, Inc.	256,707
3,488	Westlake Chemical Corporation	289,818
	Total Chemicals	1,393,462
	Commercial Services & Supplies – 1.3%
6,197	Republic Services, Inc.	409,374
	Communications Equipment – 2.8%
9,884	Ciena Corporation, (2)	217,152
2,899	Harris Corporation	381,740
1,941	Palo Alto Networks, Incorporated, (2)	279,698
	Total Communications Equipment	878,590
	Construction Materials – 1.1%
3,364	Eagle Materials Inc.	358,939
	Distributors – 0.7%
2,178	Pool Corporation	235,594
	Diversified Financial Services – 1.1%
8,684	Voya Financial Inc.	346,405
	Electrical Equipment – 1.3%
2,304	Rockwell Automation, Inc.	410,596
	Electronic Equipment, Instruments & Components – 1.6%
1,701	SYNNEX Corporation	215,194
7,018	Trimble Navigation Limited, (2)	275,456
	Total Electronic Equipment, Instruments & Components	490,650
	Energy Equipment & Services – 0.7%
10,103	Patterson-UTI Energy, Inc.	211,557
	Equity Real Estate Investment Trust – 8.8%
11,710	CareTrust REIT Inc.	222,958
5,909	DCT Industrial Trust Inc.	342,249
3,404	Digital Realty Trust Inc.	402,795
6,942	Duke Realty Corporation	200,068
715	Equinix Inc.	319,105
6,678	Gaming and Leisure Properties Inc.	246,351
5,810	Park Hotels & Resorts, Inc.	160,124
5,849	QTS Realty Trust Inc., Class A Shares	306,254
5,626	UDR Inc.	213,957
NUVEEN      49

Nuveen Symphony Mid-Cap Core Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Equity Real Estate Investment Trust (continued)
10,693	Weyerhaeuser Company	$ 363,883
	Total Equity Real Estate Investment Trust	2,777,744
	Food Products – 0.7%
4,585	Lamb Weston Holding, Inc.	214,991
	Health Care Equipment & Supplies – 3.9%
3,762	Edwards Lifesciences Corporation, (2)	411,224
5,572	Hologic Inc., (2)	204,437
158	Intuitive Surgical, Inc., (2)	165,249
3,968	Zimmer Biomet Holdings, Inc.	464,613
	Total Health Care Equipment & Supplies	1,245,523
	Health Care Providers & Services – 1.6%
1,309	CIGNA Corporation	244,705
5,817	Envision Healthcare Corporation, (2)	261,474
	Total Health Care Providers & Services	506,179
	Hotels, Restaurants & Leisure – 3.6%
1,524	Dominos Pizza Inc.	302,590
3,451	Marriott International, Inc., Class A	380,507
2,681	Royal Caribbean Cruises Limited	317,806
9,391	The Wendy's Company	145,842
	Total Hotels, Restaurants & Leisure	1,146,745
	Household Durables – 1.3%
1,624	Mohawk Industries Inc., (2)	401,956
	Household Products – 0.4%
2,786	Church & Dwight Company Inc.	134,982
	Insurance – 4.7%
2,395	AON PLC	349,909
3,556	Lincoln National Corporation	261,295
8,445	Progressive Corporation	408,907
4,736	WR Berkley Corporation	316,081
4,035	XL Group Limited	159,181
	Total Insurance	1,495,373
	Internet & Direct Marketing Retail – 1.1%
2,509	Expedia, Inc.	361,145
	IT Services – 5.2%
3,680	Amdocs Limited	236,697
4,408	Fidelity National Information Services	411,663
17,097	First Data Corporation, Class A Shares, (2)	308,430
2,748	Fiserv, Inc., (2)	354,382
50      NUVEEN

Shares	Description (1)	Value
	IT Services (continued)
4,593	Vantiv Inc., (2)	$ 323,669
	Total IT Services	1,634,841
	Life Sciences Tools & Services – 1.8%
5,915	Agilent Technologies, Inc.	379,743
6,122	Bruker Biosciences Corporation	182,130
	Total Life Sciences Tools & Services	561,873
	Machinery – 6.2%
5,850	Donaldson Company, Inc.	268,749
4,898	Fortive Corporation	346,729
1,742	John Bean Technologies Corporation	176,116
2,913	Lincoln Electric Holdings Inc.	267,064
2,235	Stanley Black & Decker Inc.	337,418
3,985	Timken Company	193,472
15,473	Welbilt Incorporation, (2)	356,653
	Total Machinery	1,946,201
	Media – 0.7%
6,711	Lions Gate Entertainment Corporation, Equity, (2)	213,343
	Metals & Mining – 0.8%
19,082	Freeport-McMoRan, Inc.	267,911
	Multi-Utilities – 5.5%
5,364	Ameren Corporation	310,254
12,382	CenterPoint Energy, Inc.	361,678
7,733	CMS Energy Corporation	358,192
4,186	DTE Energy Company	449,409
9,442	MDU Resources Group Inc.	245,020
	Total Multi-Utilities	1,724,553
	Oil, Gas & Consumable Fuels – 3.7%
4,960	Cheniere Energy Inc., (2)	223,398
2,394	Concho Resources Inc., (2)	315,338
2,682	HollyFrontier Company	96,472
12,949	Marathon Oil Corporation	175,588
6,235	ONEOK, Inc.	345,481
	Total Oil, Gas & Consumable Fuels	1,156,277
	Professional Services – 0.5%
1,364	Dun and Bradstreet Inc.	158,783
	Road & Rail – 1.5%
3,318	Kansas City Southern Industries	360,600
999	Landstar System	99,551
	Total Road & Rail	460,151
NUVEEN      51

Nuveen Symphony Mid-Cap Core Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Semiconductors & Semiconductor Equipment – 4.7%
4,805	Cavium Inc., (2)	$316,842
7,328	Inphi Corporation, (2)	290,848
4,172	MA-COM Technology Solutions Holdings Incorporated, (2)	186,113
6,824	Mellanox Technologies, Limited, (2)	321,751
5,016	Microsemi Corporation, (2)	258,224
5,498	Veeco Instruments Inc., (2)	117,657
	Total Semiconductors & Semiconductor Equipment	1,491,435
	Software – 4.1%
6,875	Barracuda Networks Inc., (2)	166,581
2,406	Electronic Arts Inc., (2)	284,052
1,772	Intuit, Inc.	251,872
5,106	Parametric Technology Corporation, (2)	287,366
2,757	Red Hat, Inc., (2)	305,641
	Total Software	1,295,512
	Specialty Retail – 3.1%
1,676	Burlington Store Inc., (2)	159,991
2,563	Lithia Motors Inc.	308,354
1,025	O'Reilly Automotive Inc., (2)	220,754
3,065	Tiffany & Co.	281,306
	Total Specialty Retail	970,405
	Textiles, Apparel & Luxury Goods – 1.5%
3,079	Carter's Inc	304,051
11,040	Under Armour, Inc., (2)	181,939
	Total Textiles, Apparel & Luxury Goods	485,990
	Trading Companies & Distributors – 0.9%
7,886	HD Supply Holdings Inc., (2)	284,448
	Total Long-Term Investments (cost $25,593,810)	31,555,162
	Other Assets Less Liabilities – (0.0)%	(10,679)
	Net Assets – 100%	$ 31,544,483
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets .
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
52      NUVEEN

Nuveen Symphony Small Cap Core Fund
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6%
	Aerospace & Defense – 2.7%
7,649	BWX Technologies, Inc.	$428,497
1,975	Huntington Ingalls Industries Inc.	447,219
	Total Aerospace & Defense	875,716
	Airlines – 0.8%
7,608	Spirit Airline Holdings, (2)	254,183
	Auto Components – 1.2%
4,467	Adient PLC	375,183
	Banks – 10.1%
8,752	Bank of the Ozarks, Inc.	420,534
5,856	Banner Corporation	358,856
7,271	FCB Financial Holdings, Inc., Class A Shares, (2)	351,189
8,172	German American Bancorp, Inc.	310,781
5,499	Hancock Holding Company	266,426
3,543	IberiaBank Corporation	291,057
7,385	Trico Bancshares	300,939
7,697	Western Alliance Bancorporation, (2)	408,557
7,264	Wintrust Financial Corporation	568,844
	Total Banks	3,277,183
	Beverages – 0.8%
1,127	Coca-Cola Bottling Company Consolidated	243,150
	Biotechnology – 1.6%
6,365	Bioverativ, Inc., (2)	363,251
2,530	Eagle Pharmaceuticals Inc., (2)	150,889
	Total Biotechnology	514,140
	Building Products – 2.2%
15,895	Armstrong Flooring, Inc, (2)	250,346
13,154	Jeld-Wen Holding, Inc., (2)	467,230
	Total Building Products	717,576
	Capital Markets – 2.3%
9,088	LPL Investments Holdings Inc.	468,668
4,720	Piper Jaffray Companies	280,132
	Total Capital Markets	748,800
	Chemicals – 5.9%
11,189	AdvanSix, Inc., (2)	444,763
NUVEEN      53

Nuveen Symphony Small Cap Core Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Chemicals (continued)
10,814	Chemours Company	$547,296
9,874	GCP Applied Technologies, Inc., (2)	303,132
3,979	Ingevity Corporation, (2)	248,568
11,119	Olin Corporation	380,826
	Total Chemicals	1,924,585
	Commercial Services & Supplies – 2.1%
9,894	Waste Connections Inc.	692,184
	Construction & Engineering – 0.9%
6,250	MasTec Inc., (2)	290,000
	Construction Materials – 2.1%
3,385	Eagle Materials Inc.	361,180
10,073	Summit Materials, Inc., Class A Shares, (2)	322,638
	Total Construction Materials	683,818
	Consumer Finance – 4.4%
28,796	Enova International, Inc., (2)	387,306
15,396	Green Dot Corporation, Class A Shares, (2)	763,334
17,720	Santander Consumer USA Holdings Inc.	272,356
	Total Consumer Finance	1,422,996
	Containers & Packaging – 0.7%
4,266	Berry Plastics Corporation, (2)	241,669
	Distributors – 1.2%
3,565	Pool Corporation	385,626
	Diversified Telecommunication Services – 0.2%
47,554	Globalstar, Inc., (2)	77,513
	Electronic Equipment, Instruments & Components – 1.2%
3,036	SYNNEX Corporation	384,084
	Energy Equipment & Services – 0.8%
13,021	Patterson-UTI Energy, Inc.	272,660
	Equity Real Estate Investment Trust – 7.9%
20,690	CareTrust REIT Inc.	393,938
6,974	CyrusOne Inc.	410,978
5,949	DCT Industrial Trust Inc.	344,566
17,872	Four Corners Property Trust, Inc.	445,370
3,386	PS Business Parks Inc.	452,031
7,309	STAG Industrial Inc.	200,778
3,593	Sun Communities Inc.	307,848
	Total Equity Real Estate Investment Trust	2,555,509
54      NUVEEN

Shares	Description (1)	Value
	Food & Staples Retailing – 1.2%
13,988	Performance Food Group Company, (2)	$ 395,161
	Food Products – 1.8%
8,246	B&G Foods Inc.	262,635
7,156	Lamb Weston Holding, Inc.	335,545
	Total Food Products	598,180
	Gas Utilities – 0.9%
3,799	Spire, Inc.	283,595
	Health Care Equipment & Supplies – 2.4%
8,020	K2M Group Holdings Inc., (2)	170,104
9,594	Merit Medical Systems, Inc., (2)	406,306
766	Teleflex Inc.	185,349
	Total Health Care Equipment & Supplies	761,759
	Health Care Providers & Services – 1.4%
3,471	HealthSouth Corporation	160,881
6,946	Tivity Health Inc., (2)	283,397
	Total Health Care Providers & Services	444,278
	Health Care Technology – 0.9%
17,836	Quality Systems Inc.	280,560
	Hotels, Restaurants & Leisure – 5.8%
17,758	Eldorado Resorts Inc., (2)	455,493
21,089	La Quinta Holdings Inc., (2)	369,058
22,941	Penn National Gaming, Inc., (2)	536,590
11,397	Scientific Games Corporation, (2)	522,552
	Total Hotels, Restaurants & Leisure	1,883,693
	Household Products – 0.8%
2,221	WD 40 Company	248,530
	Insurance – 2.7%
6,038	Argo Group International Holdings Inc	371,337
2,958	Primerica Inc.	241,225
5,362	Valdius Holdings Limited	263,864
	Total Insurance	876,426
	Internet Software & Services – 1.9%
16,332	Box, Inc., Class A Shares, (2)	315,534
7,242	GoDaddy, Inc., Class A Shares, (2)	315,100
	Total Internet Software & Services	630,634
	IT Services – 2.3%
14,146	Square Inc., (2)	407,547
2,896	WEX, Inc., (2)	324,989
	Total IT Services	732,536
NUVEEN      55

Nuveen Symphony Small Cap Core Fund (continued)
Portfolio of Investments	September 30, 2017
Shares	Description (1)	Value
	Life Sciences Tools & Services – 1.3%
3,885	Charles River Laboratories International, Inc., (2)	$ 419,658
	Machinery – 3.6%
9,718	Chart Industries, Inc., (2)	381,237
3,741	John Bean Technologies Corporation	378,215
18,052	Welbilt Incorporation, (2)	416,099
	Total Machinery	1,175,551
	Media – 1.6%
4,220	Liberty LiLAC Group, Class A Shares, (2)	100,267
6,505	Nexstar Broadcasting Group, Inc.	405,262
	Total Media	505,529
	Multi-Utilities – 1.1%
7,290	Unitil Corp	360,564
	Oil, Gas & Consumable Fuels – 0.9%
11,698	CVTR Energy Inc.	302,978
	Pharmaceuticals – 1.2%
9,759	Catalent, Inc., (2)	389,579
	Road & Rail – 0.9%
4,050	Genesee & Wyoming Inc., (2)	299,741
	Semiconductors & Semiconductor Equipment – 7.5%
19,145	Axcelis Technologies Inc., (2)	523,616
18,926	Cypress Semiconductor Corporation	284,269
8,950	Inphi Corporation, (2)	355,225
10,224	Integrated Device Technology, Inc., (2)	271,754
7,168	MA-COM Technology Solutions Holdings Incorporated, (2)	319,764
4,084	Microsemi Corporation, (2)	210,244
5,064	Synaptics, Inc., (2)	198,408
11,883	Veeco Instruments Inc., (2)	254,296
	Total Semiconductors & Semiconductor Equipment	2,417,576
	Software – 2.9%
8,788	Barracuda Networks Inc., (2)	212,933
7,063	Take-Two Interactive Software, Inc., (2)	722,051
	Total Software	934,984
	Thrifts & Mortgage Finance – 4.1%
3,617	Meta Financial Group, Inc.	283,573
10,449	PHH Corporation, (2)	145,555
16,924	Radian Group Inc.	316,309
12,721	United Financial Bancorp Inc.	232,667
6,719	Walker & Dunlop Inc., (2)	351,605
	Total Thrifts & Mortgage Finance	1,329,709
56      NUVEEN

Shares	Description (1)	Value
	Trading Companies & Distributors – 2.3%
4,790	Herc Holdings, Inc., (2)	$235,333
3,093	Watsco Inc.	498,189
	Total Trading Companies & Distributors	733,522
	Total Long-Term Investments (cost $24,709,978)	31,941,318

Shares	Description (1)	Value
	SHORT-TERM INVESTMENTS – 1.4%
	INVESTMENT COMPANIES – 1.4%
462,986	BlackRock Liquidity Funds T-Fund Portfolio	$ 462,986
	Total Short-Term Investments (cost $462,986)	462,986
	Total Investments (cost $25,172,964) – 100.0%	32,404,304
	Other Assets Less Liabilities – (0.0)%	(12,500)
	Net Assets – 100%	$ 32,391,804
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets .
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
NUVEEN      57

Statement of
Assets and Liabilities
September 30, 2017
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Assets
Long-term investments, at value (cost $13,769,104, $95,427,950, $107,037,917, $25,593,810 and $24,709,978, respectively)	$16,158,605	$149,035,192	$135,430,776	$31,555,162	$31,941,318
Short-term investments, at value (cost approximates value)	131,638	—	165,945	—	462,986
Cash	5,449	—	—	—	240,922
Cash denominated in foreign currencies (cost $88,230, $—, $—, $— and $—, respectively)	86,291	—	—	—	—
Receivable for:
Dividends	49,095	26,278	89,439	27,201	25,677
Investments sold	—	766,134	338,057	204,475	—
Reclaims	30,757	—	—	—	—
Shares sold	88	69,829	138,084	1,416	1
Other assets	18,976	9,050	29,980	10,600	14,345
Total assets	16,480,899	149,906,483	136,192,281	31,798,854	32,685,249
Liabilities
Cash overdraft	—	54,065	—	22,920	—
Payable for:
Investments purchased	79,021	455,104	324,830	158,345	240,922
Shares redeemed	124	72,496	204,039	4,009	—
Accrued expenses:
Custodian fees	25,892	20,568	21,367	13,758	9,373
Management fees	1,114	81,621	63,584	10,007	19,590
Professional fees	18,482	19,880	19,619	15,121	14,967
Shareholder reporting expenses	1,223	17,818	22,584	10,529	7,621
Shareholder servicing agent fees	886	32,000	25,492	14,587	376
Trustees fees	116	1,006	941	217	207
12b-1 distribution and service fees	544	28,678	19,941	4,583	317
Other	87	1,440	2,093	295	72
Total liabilities	127,489	784,676	704,490	254,371	293,445
Net assets	$16,353,410	$149,121,807	$135,487,791	$31,544,483	$32,391,804
See accompanying notes to financial statements.
58      NUVEEN

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Class A Shares
Net assets	$ 1,902,382	$ 30,116,149	$ 23,973,236	$11,400,525	$ 651,504
Shares outstanding	89,557	781,220	770,807	270,449	24,426
Net asset value ("NAV") per share	$ 21.24	$ 38.55	$ 31.10	$ 42.15	$ 26.67
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 22.54	$ 40.90	$ 33.00	$ 44.72	$ 28.30
Class C Shares
Net assets	$ 183,118	$ 24,452,079	$ 18,390,789	$ 2,758,700	$ 239,346
Shares outstanding	8,741	686,559	612,364	70,708	9,233
NAV and offering price per share	$ 20.95	$ 35.62	$ 30.03	$ 39.02	$ 25.92
Class R3 Shares
Net assets	$ 71,378	$ 5,236,730	$ —	$ 8,790	$ —
Shares outstanding	3,357	136,331	—	211	—
NAV and offering price per share	$ 21.26	$ 38.41	$ —	$ 41.71	$ —
Class R6 Shares
Net assets	$ —	$ —	$ 17,199,059	$ —	$ —
Shares outstanding	—	—	550,949	—	—
NAV and offering price per share	$ —	$ —	$ 31.22	$ —	$ —
Class I Shares
Net assets	$14,196,532	$ 89,316,849	$ 75,924,707	$17,376,468	$31,500,954
Shares outstanding	667,953	2,282,562	2,434,846	403,003	1,170,360
NAV and offering price per share	$ 21.25	$ 39.13	$ 31.18	$ 43.12	$ 26.92
Net assets consist of:
Capital paid-in	$13,546,748	$ 86,325,677	$102,184,212	$23,618,183	$24,195,265
Undistributed (Over-distribution of) net investment income	285,875	436,666	741,404	201,031	(7,466)
Accumulated net realized gain (loss)	128,399	8,752,222	4,169,316	1,763,917	972,665
Net unrealized appreciation (depreciation)	2,392,388	53,607,242	28,392,859	5,961,352	7,231,340
Net assets	$16,353,410	$149,121,807	$135,487,791	$31,544,483	$32,391,804
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
NUVEEN      59

Statement of
Operations
Year Ended September 30, 2017
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Investment Income (net of foreign tax withheld of $42,669, $—, $968, $406 and $712, respectively)	$ 414,614	$ 2,160,887	$ 2,625,468	$ 531,749	$ 278,977
Expenses
Management fees	116,450	974,708	949,953	241,277	238,129
12b-1 service fees - Class A Shares	4,385	112,051	78,391	29,130	1,167
12b-1 distibution and service fees - Class C Shares	1,833	249,635	187,504	26,017	2,452
12b-1 distibution and service fees - Class R3 Shares	318	24,910	—	61	—
Shareholder servicing agent fees	7,609	130,578	141,720	77,365	5,378
Custodian fees	65,926	48,099	49,627	33,003	23,218
Trustees fees	505	4,510	4,301	996	904
Professional fees	28,194	33,224	51,267	22,481	22,139
Shareholder reporting expenses	6,442	32,625	68,887	23,747	6,086
Federal and state registration fees	59,752	62,766	66,889	59,875	47,459
Other	8,142	14,340	15,939	8,027	6,868
Total expenses before fee waiver/expense reimbursement	299,556	1,687,446	1,614,478	521,979	353,800
Fee waiver/expense reimbursement	(137,074)	—	(297,590)	(166,776)	(41,543)
Net expenses	162,482	1,687,446	1,316,888	355,203	312,257
Net investment income (loss)	252,132	473,441	1,308,580	176,546	(33,280)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,292,038	12,442,769	5,773,092	1,841,723	1,262,183
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,670,711	13,895,281	11,984,529	2,217,781	4,540,219
Net realized and unrealized gain (loss)	2,962,749	26,338,050	17,757,621	4,059,504	5,802,402
Net increase (decrease) in net assets from operations	$3,214,881	$26,811,491	$19,066,201	$4,236,050	$5,769,122
See accompanying notes to financial statements.
60      NUVEEN

Statement of
Changes in Net Assets
	Symphony International Equity		Symphony Large-Cap Growth
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ 252,132	$ 228,691	$ 473,441	$ 468,900
Net realized gain (loss) from investments and foreign currency	1,292,038	(1,123,454)	12,442,769	8,309,053
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,670,711	1,903,639	13,895,281	8,854,230
Net increase (decrease) in net assets from operations	3,214,881	1,008,876	26,811,491	17,632,183
Distributions to Shareholders
From net investment income:
Class A Shares	(23,537)	(20,116)	(157,864)	(221,978)
Class C Shares	(992)	(980)	—	—
Class R3 Shares	(569)	(453)	(1,776)	(352)
Class R6 Shares	—	—	—	—
Class I Shares	(196,352)	(199,511)	(341,612)	(342,848)
From accumulated net realized gains:
Class A Shares	—	(24,456)	(3,453,397)	(3,199,952)
Class C Shares	—	(4,701)	(1,678,200)	(1,100,338)
Class R3 Shares	—	(729)	(291,375)	(157,697)
Class R6 Shares	—	—	—	—
Class I Shares	—	(191,198)	(3,842,969)	(2,444,024)
Decrease in net assets from distributions to shareholders	(221,450)	(442,144)	(9,767,193)	(7,467,189)
Fund Share Transactions
Proceeds from sale of shares	1,673,581	1,569,918	42,300,399	36,512,956
Proceeds from shares issued to shareholders due to reinvestment of distributions	213,437	436,116	9,654,724	7,312,667
	1,887,018	2,006,034	51,955,123	43,825,623
Cost of shares redeemed	(5,304,388)	(2,402,921)	(73,103,707)	(73,103,126)
Net increase (decrease) in net assets from Fund share transactions	(3,417,370)	(396,887)	(21,148,584)	(29,277,503)
Net increase (decrease) in net assets	(423,939)	169,845	(4,104,286)	(19,112,509)
Net assets at the beginning of period	16,777,349	16,607,504	153,226,093	172,338,602
Net assets at the end of period	$16,353,410	$16,777,349	$149,121,807	$153,226,093
Undistributed (Over-distribution of) net investment income at the end of period	$ 285,875	$ 221,991	$ 436,666	$ 464,477

See accompanying notes to financial statements.
NUVEEN      61

Statement of Changes in Net Assets (continued)
	Symphony Low Volatility Equity		Symphony Mid-Cap Core
	Year Ended 9/30/17	Year Ended 9/30/16	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ 1,308,580	$ 1,368,558	$ 176,546	$ 21,285
Net realized gain (loss) from investments and foreign currency	5,773,092	856,238	1,841,723	1,080,774
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,984,529	9,275,471	2,217,781	1,498,791
Net increase (decrease) in net assets from operations	19,066,201	11,500,267	4,236,050	2,600,850
Distributions to Shareholders
From net investment income:
Class A Shares	(468,545)	(216,870)	—	—
Class C Shares	(76,295)	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	(239,686)	—	—	—
Class I Shares	(916,324)	(493,699)	—	—
From accumulated net realized gains:
Class A Shares	(438,159)	(1,049,468)	—	—
Class C Shares	(202,542)	(363,127)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares(1)	(178,258)	—	—	—
Class I Shares	(701,106)	(1,687,629)	—	—
Decrease in net assets from distributions to shareholders	(3,220,915)	(3,810,793)	—	—
Fund Share Transactions
Proceeds from sale of shares	44,711,047	129,753,983	3,216,856	2,143,812
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,575,703	3,262,197	—	—
	47,286,750	133,016,180	3,216,856	2,143,812
Cost of shares redeemed	(77,024,469)	(78,860,956)	(10,258,933)	(8,410,497)
Net increase (decrease) in net assets from Fund share transactions	(29,737,719)	54,155,224	(7,042,077)	(6,266,685)
Net increase (decrease) in net assets	(13,892,433)	61,844,698	(2,806,027)	(3,665,835)
Net assets at the beginning of period	149,380,224	87,535,526	34,350,510	38,016,345
Net assets at the end of period	$135,487,791	$149,380,224	$ 31,544,483	$34,350,510
Undistributed (Over-distribution of) net investment income at the end of period	$ 741,404	$ 1,133,674	$ 201,031	$ —

(1)	Class R6 Shares for Symphony Low Volatility Equity were established on June 30, 2016.

See accompanying notes to financial statements.
62      NUVEEN

	Symphony Small Cap Core
	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$ (33,280)	$ (11,961)
Net realized gain (loss) from investments and foreign currency	1,262,183	(242,531)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,540,219	2,676,590
Net increase (decrease) in net assets from operations	5,769,122	2,422,098
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	—	—
Fund Share Transactions
Proceeds from sale of shares	632,439	22,722,141
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
	632,439	22,722,141
Cost of shares redeemed	(317,683)	(344,935)
Net increase (decrease) in net assets from Fund share transactions	314,756	22,377,206
Net increase (decrease) in net assets	6,083,878	24,799,304
Net assets at the beginning of period	26,307,926	1,508,622
Net assets at the end of period	$32,391,804	$26,307,926
Undistributed (Over-distribution of) net investment income at the end of period	$ (7,466)	$ (13,872)
See accompanying notes to financial statements.
NUVEEN      63

Financial
Highlights
Symphony International Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/08)
2017	$17.73	$0.23	$ 3.49	$ 3.72	$(0.21)	$ —	$(0.21)	$21.24
2016	17.11	0.21	0.83	1.04	(0.19)	(0.23)	(0.42)	17.73
2015	18.71	0.20	(1.65)	(1.45)	(0.15)	—	(0.15)	17.11
2014	17.95	0.36	0.58	0.94	(0.18)	—	(0.18)	18.71
2013	14.97	0.24	2.80	3.04	(0.06)	—	(0.06)	17.95
Class C (05/08)
2017	17.49	0.09	3.45	3.54	(0.08)	—	(0.08)	20.95
2016	16.88	0.05	0.84	0.89	(0.05)	(0.23)	(0.28)	17.49
2015	18.45	0.08	(1.64)	(1.56)	(0.01)	—	(0.01)	16.88
2014	17.71	0.20	0.59	0.79	(0.05)	—	(0.05)	18.45
2013	14.83	0.12	2.76	2.88	—	—	—	17.71
Class R3 (10/10)
2017	17.75	0.21	3.47	3.68	(0.17)	—	(0.17)	21.26
2016	17.13	0.15	0.84	0.99	(0.14)	(0.23)	(0.37)	17.75
2015	18.73	0.15	(1.64)	(1.49)	(0.11)	—	(0.11)	17.13
2014	17.97	0.27	0.63	0.90	(0.14)	—	(0.14)	18.73
2013	14.99	0.20	2.80	3.00	(0.02)	—	(0.02)	17.97
Class I (05/08)
2017	17.74	0.30	3.47	3.77	(0.26)	—	(0.26)	21.25
2016	17.12	0.24	0.84	1.08	(0.23)	(0.23)	(0.46)	17.74
2015	18.73	0.24	(1.65)	(1.41)	(0.20)	—	(0.20)	17.12
2014	17.96	0.33	0.67	1.00	(0.23)	—	(0.23)	18.73
2013	14.98	0.31	2.76	3.07	(0.09)	—	(0.09)	17.96
64      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

21.27%	$ 1,902	2.04%	0.37%	1.20%	1.21%	96%
6.07	1,697	1.86	0.65	1.31	1.20	82
(7.76)	1,573	1.85	0.59	1.34	1.10	186
5.25	707	2.21	1.04	1.35	1.90	42
20.33	108	3.18	(0.37)	1.35	1.46	18

20.37	183	2.80	(0.36)	1.95	0.49	96
5.25	220	2.62	(0.28)	2.06	0.27	82
(8.44)	332	2.58	(0.03)	2.09	0.45	186
4.48	238	3.11	0.04	2.10	1.06	42
19.42	216	3.90	(1.08)	2.10	0.73	18

20.95	71	2.29	0.29	1.45	1.12	96
5.78	59	2.12	0.32	1.56	0.88	82
(7.99)	55	2.06	0.33	1.60	0.80	186
5.01	60	2.61	0.44	1.60	1.45	42
20.02	57	3.44	(0.60)	1.60	1.24	18

21.55	14,197	1.79	0.76	0.95	1.60	96
6.34	14,802	1.61	0.84	1.06	1.40	82
(7.57)	14,647	1.55	0.82	1.09	1.27	186
5.55	17,731	2.00	0.85	1.10	1.75	42
20.61	6,806	2.80	0.16	1.10	1.86	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
See accompanying notes to financial statements.
NUVEEN      65

Financial Highlights (continued)
Symphony Large-Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017	$34.37	$ 0.12	$6.32	$6.44	$(0.09)	$(2.17)	$(2.26)	$38.55
2016	32.19	0.11	3.46	3.57	(0.09)	(1.30)	(1.39)	34.37
2015	33.53	0.12	0.49	0.61	(0.01)	(1.94)	(1.95)	32.19
2014	28.16	0.07	5.55	5.62	(0.10)	(0.15)	(0.25)	33.53
2013	25.19	0.21	2.98	3.19	(0.22)	—	(0.22)	28.16
Class C (12/06)
2017	32.06	(0.14)	5.87	5.73	—	(2.17)	(2.17)	35.62
2016	30.25	(0.14)	3.25	3.11	—	(1.30)	(1.30)	32.06
2015	31.84	(0.13)	0.48	0.35	—	(1.94)	(1.94)	30.25
2014	26.87	(0.16)	5.28	5.12	—	(0.15)	(0.15)	31.84
2013	24.03	0.01	2.87	2.88	(0.04)	—	(0.04)	26.87
Class R3 (09/09)
2017	34.25	0.03	6.31	6.34	(0.01)	(2.17)	(2.18)	38.41
2016	32.09	0.02	3.44	3.46	—*	(1.30)	(1.30)	34.25
2015	33.50	0.03	0.50	0.53	—	(1.94)	(1.94)	32.09
2014	28.14	(0.01)	5.55	5.54	(0.03)	(0.15)	(0.18)	33.50
2013	25.17	0.17	2.96	3.13	(0.16)	—	(0.16)	28.14
Class I (12/06)
2017	34.86	0.20	6.42	6.62	(0.18)	(2.17)	(2.35)	39.13
2016	32.63	0.18	3.52	3.70	(0.17)	(1.30)	(1.47)	34.86
2015	33.95	0.21	0.50	0.71	(0.09)	(1.94)	(2.03)	32.63
2014	28.51	0.15	5.61	5.76	(0.17)	(0.15)	(0.32)	33.95
2013	25.50	0.28	3.02	3.30	(0.29)	—	(0.29)	28.51
66      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

19.94%	$30,116	1.13%	0.35%	1.13%	0.35%	54%
11.25	56,435	1.13	0.32	1.13	0.32	56
1.88	81,230	1.13	0.35	1.13	0.35	65
20.04	74,479	1.16	0.23	1.16	0.23	71
12.83	70,314	1.21	0.81	1.21	0.81	128

19.04	24,452	1.88	(0.42)	1.88	(0.42)	54
10.42	26,181	1.88	(0.45)	1.88	(0.45)	56
1.13	25,881	1.88	(0.40)	1.88	(0.40)	65
19.13	26,012	1.91	(0.52)	1.91	(0.52)	71
12.01	22,624	1.96	0.05	1.96	0.05	128

19.64	5,237	1.38	0.08	1.38	0.08	54
10.94	4,626	1.38	0.05	1.38	0.05	56
1.64	3,845	1.38	0.10	1.38	0.10	65
19.76	3,225	1.41	(0.02)	1.41	(0.02)	71
12.56	2,738	1.46	0.65	1.46	0.65	128

20.22	89,317	0.88	0.57	0.88	0.57	54
11.53	65,984	0.88	0.55	0.88	0.55	56
2.16	61,383	0.88	0.60	0.88	0.60	65
20.31	64,333	0.91	0.48	0.91	0.48	71
13.13	43,910	0.96	1.06	0.96	1.06	128

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      67

Financial Highlights (continued)
Symphony Low Volatility Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (09/07)
2017	$27.75	$0.27	$3.69	$3.96	$(0.32)	$(0.29)	$(0.61)	$31.10
2016	26.25	0.27	2.25	2.52	(0.16)	(0.86)	(1.02)	27.75
2015	30.25	0.22	0.59	0.81	(0.34)	(4.47)	(4.81)	26.25
2014	25.41	0.31	4.71	5.02	(0.03)	(0.15)	(0.18)	30.25
2013	22.43	0.31	3.34	3.65	(0.24)	(0.43)	(0.67)	25.41
Class C (09/07)
2017	26.82	0.03	3.58	3.61	(0.11)	(0.29)	(0.40)	30.03
2016	25.43	0.07	2.18	2.25	—	(0.86)	(0.86)	26.82
2015	29.44	0.02	0.56	0.58	(0.12)	(4.47)	(4.59)	25.43
2014	24.88	0.10	4.61	4.71	—	(0.15)	(0.15)	29.44
2013	21.98	0.11	3.30	3.41	(0.08)	(0.43)	(0.51)	24.88
Class R6 (06/16)
2017	27.83	0.35	3.72	4.07	(0.39)	(0.29)	(0.68)	31.22
2016(e)	27.69	0.10	0.04	0.14	—	—	—	27.83
Class I (09/07)
2017	27.82	0.31	3.72	4.03	(0.38)	(0.29)	(0.67)	31.18
2016	26.32	0.34	2.25	2.59	(0.23)	(0.86)	(1.09)	27.82
2015	30.32	0.30	0.59	0.89	(0.42)	(4.47)	(4.89)	26.32
2014	25.46	0.42	4.69	5.11	(0.10)	(0.15)	(0.25)	30.32
2013	22.48	0.38	3.32	3.70	(0.29)	(0.43)	(0.72)	25.46
68      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

14.51%	$23,973	1.22%	0.73%	1.01%	0.94%	67%
9.74	44,168	1.19	0.83	1.03	0.99	68
2.77	25,421	1.21	0.63	1.05	0.79	53
19.86	5,927	1.26	0.89	1.06	1.10	125
16.88	4,370	2.72	(0.18)	1.22	1.32	84

13.63	18,391	1.97	(0.11)	1.76	0.10	67
8.94	19,109	1.94	0.09	1.78	0.25	68
1.99	8,060	1.96	(0.09)	1.80	0.07	53
19.01	2,063	2.00	0.17	1.81	0.36	125
15.95	1,090	3.49	(1.06)	1.97	0.46	84

14.94	17,199	0.87	1.00	0.66	1.21	67
0.51	17,748	0.82*	1.18*	0.64*	1.35*	68

14.79	75,925	0.97	0.86	0.76	1.08	67
9.99	68,354	0.93	1.11	0.78	1.26	68
3.03	54,054	0.96	0.90	0.80	1.06	53
20.17	44,878	0.95	1.31	0.80	1.46	125
17.14	2,218	2.51	0.06	0.97	1.60	84

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      69

Financial Highlights (continued)
Symphony Mid-Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/06)
2017	$36.98	$ 0.18	$4.99	$ 5.17	$ —	$ —	$ —	$42.15
2016	34.35	(0.01)	2.64	2.63	—	—	—	36.98
2015	34.22	(0.06)	0.21	0.15	—	(0.02)	(0.02)	34.35
2014	30.11	(0.06)	4.54	4.48	—	(0.37)	(0.37)	34.22
2013	25.06	0.14	5.10	5.24	(0.19)	—	(0.19)	30.11
Class C (05/06)
2017	34.48	(0.10)	4.64	4.54	—	—	—	39.02
2016	32.27	(0.26)	2.47	2.21	—	—	—	34.48
2015	32.40	(0.32)	0.21	(0.11)	—	(0.02)	(0.02)	32.27
2014	28.74	(0.29)	4.32	4.03	—	(0.37)	(0.37)	32.40
2013	23.92	(0.07)	4.89	4.82	—*	—	—	28.74
Class R3 (05/09)
2017	36.69	0.08	4.94	5.02	—	—	—	41.71
2016	34.13	(0.09)	2.65	2.56	—	—	—	36.69
2015	34.10	(0.15)	0.20	0.05	—	(0.02)	(0.02)	34.13
2014	30.08	(0.15)	4.54	4.39	—	(0.37)	(0.37)	34.10
2013	25.04	0.06	5.11	5.17	(0.13)	—	(0.13)	30.08
Class I (05/06)
2017	37.73	0.29	5.10	5.39	—	—	—	43.12
2016	34.96	0.08	2.69	2.77	—	—	—	37.73
2015	34.75	0.03	0.21	0.24	(0.01)	(0.02)	(0.03)	34.96
2014	30.50	0.03	4.60	4.63	(0.01)	(0.37)	(0.38)	34.75
2013	25.39	0.21	5.15	5.36	(0.25)	—	(0.25)	30.50
70      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

13.98%	$11,401	1.69%	(0.05)%	1.18%	0.46%	66%
7.66	12,562	1.62	(0.32)	1.34	(0.03)	70
0.43	12,724	1.50	(0.28)	1.39	(0.17)	128
15.01	14,225	1.60	(0.38)	1.39	(0.17)	141
21.02	2,426	2.97	(1.09)	1.37	0.52	163

13.17	2,759	2.45	(0.78)	1.93	(0.26)	66
6.85	2,295	2.37	(1.07)	2.09	(0.79)	70
(0.34)	2,318	2.25	(1.03)	2.14	(0.92)	128
14.15	2,643	2.35	(1.14)	2.14	(0.92)	141
20.12	750	3.73	(1.87)	2.12	(0.25)	163

13.71	9	1.94	(0.31)	1.43	0.20	66
7.47	13	1.88	(0.50)	1.63	(0.25)	70
0.17	108	1.75	(0.53)	1.64	(0.42)	128
14.72	109	1.86	(0.69)	1.64	(0.47)	141
20.70	448	3.24	(1.40)	1.62	0.22	163

14.29	17,376	1.44	0.20	0.93	0.72	66
7.92	19,481	1.37	(0.07)	1.09	0.21	70
0.68	22,867	1.24	(0.03)	1.14	0.07	128
15.30	36,623	1.35	(0.11)	1.14	0.10	141
21.35	1,654	2.72	(0.86)	1.12	0.75	163

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      71

Financial Highlights (continued)
Symphony Small Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/13)
2017	$21.95	$(0.08)	$ 4.80	$ 4.72	$ —	$ —	$ —	$26.67
2016	19.72	(0.04)	2.27	2.23	—	—	—	21.95
2015	20.03	(0.07)	(0.24)	(0.31)	—	—	—	19.72
2014(e)	20.00	(0.03)	0.06	0.03	—	—	—	20.03
Class C (12/13)
2017	21.49	(0.26)	4.69	4.43	—	—	—	25.92
2016	19.46	(0.18)	2.21	2.03	—	—	—	21.49
2015	19.91	(0.24)	(0.21)	(0.45)	—	—	—	19.46
2014(e)	20.00	(0.15)	0.06	(0.09)	—	—	—	19.91
Class I (12/13)
2017	22.10	(0.02)	4.84	4.82	—	—	—	26.92
2016	19.80	(0.01)	2.31	2.30	—	—	—	22.10
2015	20.07	(0.02)	(0.25)	(0.27)	—*	—	—	19.80
2014(e)	20.00	0.01	0.06	0.07	—	—	—	20.07
72      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

21.50%	$ 652	1.44%	(0.48)%	1.30%	(0.33)%	65%
11.36	273	2.28	(1.12)	1.34	(0.18)	54
(1.60)	117	6.53	(5.50)	1.36	(0.33)	86
0.15	50	4.83**	(3.65)**	1.37**	(0.19)**	51

20.61	239	2.19	(1.24)	2.05	(1.09)	65
10.49	177	3.46	(2.25)	2.10	(0.90)	54
(2.31)	184	7.59	(6.59)	2.11	(1.12)	86
(0.45)	50	5.58**	(4.40)**	2.12**	(0.94)**	51

21.81	31,501	1.19	(0.24)	1.05	(0.10)	65
11.67	25,858	1.35	(0.31)	1.09	(0.05)	54
(1.37)	1,208	6.21	(5.17)	1.11	(0.07)	86
0.35	1,042	4.58**	(3.39)**	1.12**	0.07**	51

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2013 (commencement of operations) through September 30, 2014.
*	Rounds to less than $.01 per share.
**	Annualized
See accompanying notes to financial statements.
NUVEEN      73

Notes to
Financial Statements
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony International Equity Fund (“Symphony International Equity”), Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Low Volatility Equity Fund (“Symphony Low Volatility Equity”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”) and Nuveen Symphony Small Cap Core Fund (“Symphony Small Cap Core”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management, LLC (“The Sub Advisor”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.
Investment Objectives
The investment objective of Symphony International Equity, Symphony Large-Cap Growth, Symphony Mid-Cap Core and Symphony Small Cap Core is to seek long-term capital appreciation. Symphony Low Volatility Equity’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market.
The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by each Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
74      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees ("the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs
NUVEEN      75

Notes to Financial Statements (continued)
reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –   Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –   Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3  –   Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services ("pricing services"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Symphony International Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,502,469	$13,656,136	$ —	$16,158,605
Short-Term Investments:
Investment Companies	131,638	—	—	131,638
Total	$2,634,107	$13,656,136	$ —	$16,290,243
76      NUVEEN

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$149,035,192	$ —	$ —	$149,035,192

Symphony Low Volatility Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$135,430,776	$ —	$ —	$135,430,776
Short-Term Investments:
Investment Companies	165,945	—	—	165,945
Total	$135,596,721	$ —	$ —	$135,596,721

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$31,555,162	$ —	$ —	$31,555,162

Symphony Small Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$31,941,318	$ —	$ —	$31,941,318
Short-Term Investments:
Investment Companies	462,986	—	—	462,986
Total	$32,404,304	$ —	$ —	$32,404,304

*	Refer to the Fund's Portfolio of Investments for industry classifications.
The table below presents the transfers in and out of the three valuation levels for the following Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Symphony International Equity
Common Stock	$311,088	$ —	$ —	$(311,088)	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
NUVEEN      77

Notes to Financial Statements (continued)
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
Symphony International Equity	Value	% of Net Assets
Country:
Japan	$ 3,848,574	23.5%
United Kingdom	2,003,617	12.3
Germany	1,170,190	7.2
France	1,156,547	7.1
Switzerland	1,060,982	6.5
Canada	951,060	5.8
Hong Kong	880,337	5.4
Belgium	693,400	4.2
Italy	565,082	3.5
Australia	498,868	3.0
Spain	468,526	2.9
Other	2,658,118	16.2
Total non-U.S. securities	$15,955,301	97.6%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
78      NUVEEN

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Symphony Large-Cap Growth, Symphony Low Volatility Equity and Symphony Small Cap Core each have an effective registration statement on file with the Securities and Exchange Commission ("SEC") to issue Class T Shares, which are not yet available for public offering at the time this report was issued.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 9/30/17		Year Ended 9/30/16
Symphony International Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	42,686	$ 790,202	69,498	$ 1,205,564
Class C	2,162	44,924	1,361	24,364
Class R3	23	432	277	4,669
Class I	44,616	838,023	19,783	335,321
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,007	17,424	2,486	44,099
Class C	43	730	186	3,252
Class R3	—	—	3	53
Class I	11,294	195,283	21,898	388,712
	101,831	1,887,018	115,492	2,006,034
Shares redeemed:
Class A	(49,836)	(917,131)	(68,226)	(1,165,377)
Class C	(6,037)	(114,346)	(8,636)	(147,063)
Class R3	—	—	(175)	(3,098)
Class I	(222,379)	(4,272,911)	(62,783)	(1,087,383)
	(278,252)	(5,304,388)	(139,820)	(2,402,921)
Net increase (decrease)	(176,421)	$(3,417,370)	(24,328)	$ (396,887)

NUVEEN      79

Notes to Financial Statements (continued)
	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Large-Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	153,339	$ 5,362,779	321,203	$ 10,605,862
Class C	48,399	1,573,395	76,037	2,342,912
Class R3	20,593	715,408	31,346	1,026,481
Class I	965,483	34,648,817	672,308	22,537,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	110,223	3,604,932	103,016	3,418,261
Class C	55,265	1,675,638	35,450	1,100,000
Class R3	8,996	293,151	4,785	158,049
Class I	122,933	4,081,003	78,272	2,636,357
	1,485,231	51,955,123	1,322,417	43,825,623
Shares redeemed:
Class A	(1,124,324)	(39,671,474)	(1,305,466)	(43,034,818)
Class C	(233,842)	(7,625,892)	(150,354)	(4,626,043)
Class R3	(28,317)	(1,012,328)	(20,893)	(688,402)
Class I	(698,946)	(24,794,013)	(738,663)	(24,753,863)
	(2,085,429)	(73,103,707)	(2,215,376)	(73,103,126)
Net increase (decrease)	(600,198)	$(21,148,584)	(892,959)	$(29,277,503)

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Low Volatility Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	268,140	$ 7,656,530	1,043,504	$ 28,055,371
Class C	94,315	2,614,050	518,714	13,456,260
Class R6(1)	—	—	—	—
Class R6(1) – exchanges	—	—	670,358	18,562,218
Class I	1,192,066	34,440,467	2,588,269	69,680,134
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,851	839,870	43,902	1,182,168
Class C	9,546	260,597	12,999	337,854
Class R6(1)	14,835	417,944	—	—
Class I	37,545	1,057,292	64,519	1,742,175
	1,646,298	47,286,750	4,942,265	133,016,180
Shares redeemed:
Class A	(1,118,707)	(32,146,406)	(464,282)	(12,621,383)
Class C	(204,099)	(5,707,686)	(136,044)	(3,552,211)
Class R6(1)	(101,556)	(2,980,000)	(32,688)	(920,000)
Class I	(1,251,746)	(36,190,377)	(1,579,490)	(43,205,144)
Class I – exchanges	—	—	(670,358)	(18,562,218)
	(2,676,108)	(77,024,469)	(2,882,862)	(78,860,956)
Net increase (decrease)	(1,029,810)	$(29,737,719)	2,059,403	$ 54,155,224

(1)	Class R6 Shares for Symphony Low Volatility Equity were established on June 30, 2016.

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Mid-Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	27,971	$ 1,097,057	30,800	$ 1,110,746
Class C	18,119	666,092	4,654	156,675
Class R3	160	6,140	241	8,406
Class I	35,931	1,447,567	24,157	867,985
	82,181	3,216,856	59,852	2,143,812
Shares redeemed:
Class A	(97,208)	(3,781,853)	(61,575)	(2,160,416)
Class C	(13,952)	(513,927)	(9,930)	(332,022)
Class R3	(295)	(11,671)	(3,067)	(109,929)
Class I	(149,223)	(5,951,482)	(162,036)	(5,808,130)
	(260,678)	(10,258,933)	(236,608)	(8,410,497)
Net increase (decrease)	(178,497)	$ (7,042,077)	(176,756)	$(6,266,685)

80      NUVEEN

	Year Ended 9/30/17		Year Ended 9/30/16
Symphony Small Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	13,729	$ 335,289	8,091	$ 166,762
Class C	7,007	162,116	—	—
Class I	5,304	135,034	1,123,735	22,555,379
	26,040	632,439	1,131,826	22,722,141
Shares redeemed:
Class A	(1,744)	(42,981)	(1,581)	(34,062)
Class C	(5,986)	(147,245)	(1,251)	(24,800)
Class I	(5,096)	(127,457)	(14,558)	(286,073)
	(12,826)	(317,683)	(17,390)	(344,935)
Net increase (decrease)	13,214	$ 314,756	1,114,436	$22,377,206
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Purchases	$15,484,146	$ 79,315,924	$ 93,831,905	$21,263,362	$18,766,324
Sales	18,816,630	110,192,469	124,900,932	27,421,405	18,783,074
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Tax cost of investments	$13,903,407	$95,886,930	$107,319,957	$25,651,374	$25,173,114
Gross unrealized:
Appreciation	$ 2,572,821	$54,061,899	$ 28,970,761	$ 6,347,367	$ 7,854,938
Depreciation	(185,985)	(913,637)	(693,997)	(443,579)	(623,748)
Net unrealized appreciation (depreciation) of investments	$ 2,386,836	$53,148,262	$ 28,276,764	$ 5,903,788	$ 7,231,190
NUVEEN      81

Notes to Financial Statements (continued)
Permanent differences, primarily due to federal taxes paid, tax equalization, net operating losses, expiration of capital loss carryforwards, foreign currency transactions, and investments in passive foreign investment companies resulted in reclassifications among the Funds’ components of net assets as of September 30, 2017, the Funds’ tax year end, as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Capital paid-in	$ 460	$ 1,858,514	$ 862,324	$ (2,114)	$(47,459)
Undistributed (Over-distribution of) net investment income	33,202	—	—	24,485	39,686
Accumulated net realized gain (loss)	(33,662)	(1,858,514)	(862,324)	(22,371)	7,773
The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Funds' tax year end, were as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Undistributed net ordinary income[1]	$287,223	$1,525,100	$ 741,404	$ 344,562	$ —
Undistributed net long-term capital gains	129,716	8,122,768	4,285,411	1,677,950	972,815

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,450	$ 501,252	$1,700,850	$ —	$ —
Distributions from net long-term capital gains	—	9,265,941	1,520,065	—	—

2016	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Distributions from net ordinary income[1]	$221,815	$ 563,645	$ 701,439	$ —	$ —
Distributions from net long-term capital gains	220,329	6,903,544	3,109,354	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' tax year ended September 30, 2017, the following Funds utilized capital loss carrforwards as follows:
	Symphony International Equity	Symphony Small Cap Core
Utilized capital loss carryforwards	$1,127,348	$287,563
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
Symphony Small Cap Core
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	7,466

[2]	Capital losses incurred from November 1, 2016 through September 30, 2017, the Funds' tax year end.
[3]	Ordinary losses incurred from January 1, 2017 through September 30, 2017 and/or specified losses incurred from November 1, 2016 through September 30, 2017.
82      NUVEEN

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period September 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375	0.4875	0.4875	0.5375	0.6375
For the next $250 million	0.5250	0.4750	0.4750	0.5250	0.6250
For the next $500 million	0.5125	0.4625	0.4625	0.5125	0.6125
For the next $1 billion	0.5000	0.4500	0.4500	0.5000	0.6000
For net assets over $2 billion	0.4750	0.4250	0.4250	0.4750	0.5750
Effective August 1, 2017, the annual Fund-Level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
For the first $125 million	0.5500%	0.5000%	0.5000%	0.5500%	0.6500%
For the next $125 million	0.5375	0.4875	0.4875	0.5375	0.6375
For the next $250 million	0.5250	0.4750	0.4750	0.5250	0.6250
For the next $500 million	0.5125	0.4625	0.4625	0.5125	0.6125
For the next $1 billion	0.5000	0.4500	0.4500	0.5000	0.6000
For the next $3 billion	0.4750	0.4250	0.4250	0.4750	0.5750
For the next $2.5 billion	0.4500	0.4000	0.4000	0.4500	0.5500
For the next $2.5 billion	0.4375	0.3875	0.3875	0.4375	0.5375
For net assets over $10 billion	0.4250	0.3750	0.3750	0.4250	0.5250
The annual complex-level fee for each Fund , payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for each Fund was as follows:
NUVEEN      83

Notes to Financial Statements (continued)
Fund	Complex-Level Fee
Symphony International Equity	0.1599%
Symphony Large-Cap Growth	0.1599%
Symphony Low Volatility Equity	0.1778%
Symphony Mid-Cap Core	0.1982%
Symphony Small Cap Core	0.1599%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of the Funds. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony International Equity	0.99%	July 31, 2019	1.38%
Symphony Large-Cap Growth	0.93%	July 31, 2019	1.35%
Symphony Low Volatility Equity	0.78%	July 31, 2019	1.45%
Symphony Mid-Cap Core	0.93%	July 31, 2019	1.40%
Symphony Small Cap Core	1.09%	July 31, 2019	N/A
Other Transactions with Affiliates
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Sales charges collected (Unaudited)	$7,687	$51,577	$83,985	$7,736	$1,942
Paid to financial intermediaries (Unaudited)	7,118	45,124	75,986	6,779	1,685
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
Commission advances (Unaudited)	$2,600	$13,162	$38,910	$1,787	$422
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
12b-1 fees retained (Unaudited)	$9	$14,522	$55,879	$1,937	$824
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
84      NUVEEN

	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity	Symphony Mid-Cap Core	Symphony Small Cap Core
CDSC retained (Unaudited)	$ —	$1,828	$7,081	$1,886	$122
As of September 30, 2017, Nuveen owned shares of the Fund as follows:
	Symphony International Equity	Symphony Small Cap Core
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R3 Shares	3,058	—
Class I Shares	—	45,000
As of September 30, 2017, TIAA owned shares of the Fund as follows:
Symphony Small Cap Core
Class I Shares	1,121,076
8.  Borrowing Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, Symphony International Equity and Symphony Low Volatility Equity each borrowed $79,589 and $630,735, respectively, from the Unsecured Credit Line at an annualized interest rate of 2.02%. None of the other Funds participated in the Unsecured Credit Line during the current fiscal period.
The Unsecured Credit Line was not renewed after its scheduled termination date of July 27, 2017.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
NUVEEN      85

Additional
Fund Information (Unaudited)
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Symphony Asset Management, LLC
555 California Street
Rene Suite 2975
San Francisco, CA 94104
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Foreign Taxes: Nuveen Symphony International Equity Fund paid qualifying foreign taxes of $40,707 and earned $372,401 of foreign source income during the fiscal year ended September 30, 2017. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Symphony International Equity Fund designates $0.05 per share as foreign taxes paid and $0.48 per share as income earned from foreign sources for the fiscal year ended September 30, 2017. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year.
Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Symphony International Equity	Symphony Large-Cap Growth	Symphony Low Volatility Equity
% of QDI	100.0%	100.0%	100.0%
% of DRD	0.0%	100.0%	100.0%
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2017.
	Symphony Large-Cap Growth	Symphony Low Volatility Equity
Long-term capital gain dividends	$11,124,455	$2,382,389
Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
86      NUVEEN

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
NUVEEN      87

Glossary of Terms
Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper International Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification Average. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Marketing Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Index: An unmanaged index generally considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
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Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market, which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
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Annual Investment Management Agreement
Approval Process (Unaudited)
The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Symphony Asset Management LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.
The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.
In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining
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and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.
The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.
In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including Nuveen Symphony Low Volatility Equity Fund (the “Low Volatility Fund”), to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, including the reduction of the temporary expense cap of Nuveen Symphony Large-Cap Growth Fund (the “Large-Cap Fund”), the Low Volatility Fund and Nuveen Symphony Mid-Cap Core Fund (the “Mid-Cap Fund”) and the reduction of both the management fee and temporary expense cap of Nuveen Symphony International Equity Fund (the “International Fund”) and Nuveen Symphony Small Cap Core Fund (the “Small Cap Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).
In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.
Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017 (or for such shorter periods available for the Small Cap Fund, which did not exist for part of the foregoing time frame). The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.
In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.
In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.
For the International Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one- and five-year periods and second quartile in the three-year period. Although the Fund underperformed its benchmark in the one- and five-year periods, the Fund outperformed its benchmark in the three-year period. The Board was satisfied with the Fund’s overall performance.
For the Large-Cap Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, second quartile in the three-year period and third quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.
For the Low Volatility Fund, the Board noted that although the Fund underperformed its benchmark in the one-, three- and five-year periods and ranked in the fourth quartile in its Performance Peer Group in the one-year period, the Fund ranked in the first quartile in the three-year period and the third quartile in the five-year period. The Board was satisfied with the Fund’s overall performance.
For the Mid-Cap Fund, the Board noted that the Fund had experienced periods of challenged relative performance ranking in the fourth quartile in the one- and five-year periods and underperforming its benchmark in the one-, three- and five-year periods. The Board, however, noted that the Fund had ranked in the third quartile in the three-year period and provided positive absolute performance over the one-, three- and five-year periods. The Board considered the factors that contributed to the Fund’s relative underperformance, including, among other things, that the Fund had fewer higher beta stock holdings and was overweight in stocks with certain momentum characteristics. The Board was satisfied with the Adviser’s explanation of performance.
For the Small Cap Fund, the Board noted that although the Fund underperformed its benchmark for the one- and three-year periods, the Fund ranked in the third quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.
In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Never
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theless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.
The Independent Board Members noted that the International Fund, the Large-Cap Fund, the Mid-Cap Fund and the Small Cap Fund each had a net management fee and net expense ratio below its respective peer averages, and that the Low Volatility Fund had a net management fee in line with its peer average and a net expense ratio below its peer average. The Board also noted that, for the Small Cap Fund, there was not a management fee after fee waivers and expense reimbursements for the last fiscal year.
In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.
Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds and other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.
In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and hedge funds. With respect to hedge funds, the Board noted that the Sub-Adviser also assessed a performance fee for advising a hedge fund or account. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.
The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.
The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.
Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.
In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.
In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.
In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.
The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Funds through their temporary and/or permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.
In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.
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Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.
In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.
Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Trustee
and Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175
96      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175
NUVEEN      97

Trustee and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	175
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

98      NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	175
NUVEEN      99

Trustee and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175
(1)     Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)     On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)     “Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)     Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
100      NUVEEN

Notes
NUVEEN      101

Notes
102      NUVEEN

Notes
NUVEEN      103

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen is the investment management arm of TIAA. We have grown into one of world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MAN-SYMPH-0917D304515-INV-Y-11/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	13,907	0	5,115	0
Nuveen Symphony Low Volatility Equity Fund	14,405	2,750	5,115	0
Nuveen Symphony Small Cap Core Fund	13,895	0	5,124	0
Nuveen Symphony International Equity Fund	17,892	0	5,124	0
Nuveen Symphony Large-Cap Growth Fund	14,435	0	5,115	0

Total	$74,534	$2,750	$25,593	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Mid-Cap Core Fund	13,452	0	2,720	0
Nuveen Symphony Low Volatility Equity Fund	13,797	139	2,720	0
Nuveen Symphony Small Cap Core Fund	13,402	0	2,725	0
Nuveen Symphony International Equity Fund	17,311	0	2,725	0
Nuveen Symphony Large-Cap Growth Fund	14,039	0	2,720	0

Total	$72,001	$139	$13,610	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Mid-Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony Low Volatility Equity Fund	0%	0%	0%	0%
Nuveen Symphony Small Cap Core Fund	0%	0%	0%	0%
Nuveen Symphony International Equity Fund	0%	0%	0%	0%
Nuveen Symphony Large-Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%
Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	5,115	0	0	5,115
Nuveen Symphony Low Volatility Equity Fund	5,115	0	0	5,115
Nuveen Symphony Small Cap Core Fund	5,124	0	0	5,124
Nuveen Symphony International Equity Fund	5,124	0	0	5,124
Nuveen Symphony Large-Cap Growth Fund	5,115	0	0	5,115

Total	$25,593	$0	$0	$25,593

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Mid-Cap Core Fund	2,720	0	0	2,720
Nuveen Symphony Low Volatility Equity Fund	2,720	0	0	2,720
Nuveen Symphony Small Cap Core Fund	2,725	0	0	2,725
Nuveen Symphony International Equity Fund	2,725	0	0	2,725
Nuveen Symphony Large-Cap Growth Fund	2,720	0	0	2,720

Total	$13,610	$0	$0	$13,610

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 7, 2017